SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES

 EXCHANGE ACT OF 1934 (AMENDMENT NO.    )

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SENESCO TECHNOLOGIES, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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SENESCO TECHNOLOGIES, INC.

721 Route 202/206, Suite 130

Bridgewater, New Jersey 08807

To Our Stockholders:

You are cordially invited to attend the 2014 Annual Meeting of Stockholders of Senesco Technologies, Inc. at 10:00 A.M., local time, on February 11, 2014, at the offices of Morgan, Lewis & Bockius LLP at 101 Park Avenue, New York, NY 10178.

The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the meeting.

It is important that your shares be represented at this meeting to assure the presence of a quorum. Whether or not you plan to attend the meeting, we hope that you will have your stock represented by voting as soon as possible, by signing, dating and returning your proxy card in the enclosed envelope, which requires no postage if mailed in the United States. You may also vote electronically via the Internet or by telephone. Your stock will be voted in accordance with the instructions you have given in your proxy.

Thank you for your continued support.

Sincerely,

/s/ Harlan W. Waksal, M.D.

Harlan W. Waksal, M.D.
Chairman of the Board

SENESCO TECHNOLOGIES, INC.

721 Route 202/206, Suite 130

Bridgewater, New Jersey 08807

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held February 11, 2014

The Annual Meeting of Stockholders (the “Meeting”) of Senesco Technologies, Inc., a Delaware corporation (the “Company”), will be held at the office of Morgan, Lewis & Bockius LLP at 101 Park Avenue, New York, NY 10178 on February 11, 2014, at 10:00 A.M., local time, for the following purposes. Capitalized terms are defined in the attached proxy statement.

1.	To elect ten (10) directors to serve until the next Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified.

2.	To approve the amendment and restatement of the Company’s 2008 Incentive Compensation Plan.

3.	To ratify the appointment of McGladrey LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2014.

4.	To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

The holders of common stock (the “Stockholders”) of record at the close of business on December 26, 2013 (the “Record Date”), are entitled to notice of and to vote at the Meeting, or any adjournment or adjournments thereof. A complete list of such Stockholders will be open to the examination of any Stockholder at the Company’s principal executive offices at 721 Route 202/206, Suite 130, Bridgewater, New Jersey 08807 for a period of ten (10) days prior to the Meeting and at the New York offices of Morgan, Lewis & Bockius LLP on the day of the Meeting. The Meeting may be adjourned from time to time without notice other than by announcement at the Meeting; provided, however, if the adjournment is for more than thirty (30) days after the date of the Meeting, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting is required to be given to each Stockholder.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER OF SHARES YOU MAY HOLD. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. You may also vote electronically via the Internet or by telephone. THE PROMPT RETURN OF PROXIES WILL ENSURE A QUORUM AND SAVE THE COMPANY THE EXPENSE OF FURTHER SOLICITATION. EACH PROXY GRANTED MAY BE REVOKED BY THE STOCKHOLDER APPOINTING SUCH PROXY AT ANY TIME BEFORE IT IS VOTED. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH PROXY SHOULD BE SIGNED AND RETURNED TO ENSURE THAT ALL OF YOUR SHARES WILL BE VOTED.

Important Notice Regarding the Availability of

Proxy Materials for the Annual Meeting of Stockholders to be held on February 11, 2014

Our proxy statement is attached. Financial and other information concerning our company is contained in our Annual Report for the fiscal year ended June 30, 2013. Pursuant to new rules promulgated by the SEC, we have elected to provide access to our proxy materials both by sending you this full set of proxy materials, including a proxy card, and by notifying you of the availability of our proxy materials on the Internet. This proxy statement and our June 30, 2013 Annual Report are available at https://materials.proxyvote.com/817208.

By Order of the Board of Directors

/s/ Joel Brooks

 Joel Brooks

Secretary

Bridgewater, New Jersey

January 6, 2014

SENESCO TECHNOLOGIES, INC.

721 Route 202/206, Suite 130

Bridgewater, New Jersey 08807

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation by the board of directors, or the board, of Senesco Technologies, Inc., a Delaware corporation, referred to herein as the Company, Senesco, we, us or our, of proxies to be voted at our annual meeting of stockholders to be held on February 11, 2014, referred to herein as the Meeting, at the offices of Morgan, Lewis & Bockius LLP at 101 Park Avenue, New York, NY 10178, at 10:00 A.M., local time, and at any adjournment or adjournments thereof. The holders of record of our common stock, $0.01 par value per share, also referred to herein as common stock, as of the close of business on December 26, 2013, also referred to herein as the Record Date, will be entitled to notice of and to vote at the Meeting and any adjournment or adjournments thereof. As of the Record Date, there were 4,957,275 shares of our common stock issued and outstanding and entitled to vote. Each share of our common stock is entitled to one (1) vote on any matter presented at the Meeting.

If proxies in the accompanying form are properly voted and received, the shares of our common stock represented thereby will be voted in the manner specified therein. If not otherwise specified, the shares of our common stock represented by the proxies will be voted:

1.	FOR the election of the ten (10) nominees named below as directors;

2.	FOR the approval of the amendment and restatement of the Company’s 2008 Incentive Compensation Plan;

3.	FOR the ratification of the appointment of McGladrey LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2014; and

4.	In the discretion of the persons named in the enclosed form of proxy, on any other proposals which may properly come before the Meeting or any adjournment or adjournments thereof.

Any stockholder who has submitted a proxy may revoke it at any time before it is voted, by timely delivery of a later dated proxy (including a telephone or Internet vote), by delivering a written notice of your revocation addressed to and received by our Corporate Secretary or by electing to vote in person at the Meeting. The mere presence at the Meeting of the person appointing a proxy does not, however, revoke the appointment.

The presence, in person or by proxy, of holders of shares of our common stock having a majority of the votes entitled to be cast at the Meeting shall constitute a quorum.

Proposal No. 1—Election of Directors. Approval of the election of directors requires the affirmative vote of a plurality of the shares present in person or represented by proxy and entitled to vote on Proposal No. 1. Brokers are not authorized to vote without instructions on this proposal. As a result, abstentions will have the same effect as voting against the proposal and broker non-votes will have no effect on the vote outcome.

Proposal No. 2—Amendment and Restatement of the Company’s 2008 Incentive Compensation Plan. Approval of the amendment to the Company’s 2008 Incentive Compensation Plan requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on Proposal No. 2. Brokers are not authorized to vote without instructions on this proposal. As a result, abstentions will have the same effect as voting against the proposal and broker non-votes will have no effect on the vote outcome.

Proposal No. 3—Ratification of Appointment of Independent Registered Accounting Firm. Ratification of the appointment of McGladrey LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2014 requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on Proposal No. 3. Brokers are authorized to vote without instructions on this proposal. Abstentions will have the same effect as voting against the proposal.

Abstentions are included in the shares present at the Meeting for purposes of determining whether a quorum is present, and are counted as a vote against for purposes of determining whether any of the foregoing Proposals are approved. Broker non-votes are when shares are represented at the Meeting by a proxy specifically conferring only limited authority to vote on certain matters and no authority to vote on other matters. Therefore, broker non-votes are included in the determination of the number of shares represented at the Meeting for purposes of determining whether a quorum is present but are not counted for purposes of determining whether a proposal has been approved in matters where the proxy does not confer the authority to vote on such proposal. In this year’s vote, brokers are entitled to vote without instructions on Proposal 3 but not on Proposals 1 or 2. Accordingly, broker non-votes are not counted as a vote against and will not affect the outcome of Proposals 1 or 2.

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Your vote is very important. All properly completed proxy cards delivered pursuant to this solicitation, whether via mail, telephone or the Internet, and not revoked will be voted at the Meeting in accordance with the directions given. In voting by proxy with regard to the election of directors, you may vote in favor of all nominees, withhold your votes as to all nominees or withhold your votes as to specific nominees. With regard to other proposals, you may vote in favor of each proposal or against each proposal, or in favor of some proposals and against others or you may abstain from voting on any or all proposals. You should specify your respective choices on the proxy card. If you do not give specific instructions with regard to the matters to be voted upon, the shares of common stock represented by your completed proxy card will be voted in accordance with the board of directors’ recommendation with respect to Proposals 1 through 6. If any other matters properly come before the Meeting, the persons named as proxies will vote for or against these matters according to their best judgment. We strongly encourage you to submit your voting instructions and exercise your right to vote as a stockholder.

You may revoke your proxy and reclaim your right to vote up to and including the day of the Meeting by giving written notice of your revocation to the Secretary of Senesco, by timely delivery of a later dated proxy (including a telephone or Internet vote) or by voting in person at the Meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: Secretary, Senesco Technologies, Inc., 721 Route 202/206, Suite 130, Bridgewater, New Jersey 08807.

On or about January 6, 2014, this proxy statement, together with the related proxy card, is being mailed to our stockholders of record as of the Record Date. Our annual report to our stockholders for the fiscal year ended June 30, 2013, including our financial statements, is being mailed together with this proxy statement to all of our stockholders of record as of the Record Date. In addition, we have provided brokers, dealers, banks, voting trustees and their nominees, at our expense, with additional copies of our annual report so that our record holders could supply these materials to our beneficial owners as of the Record Date.

Our common stock is quoted on the OTCQB Marketplace, operated by the OTC Markets Group, or OTCQB, under the symbol “SNTI”. On December 26, 2013, the Record Date, the closing price for the common stock as reported by OTCQB was $4.98 per share.

On October 21, 2013, we effected a 1-for-100 reverse stock split of our common stock. All references in this proxy to number of shares, warrants or options, price per share, shares outstanding and similar information have been adjusted to reflect the reverse stock split on a retroactive basis, unless otherwise noted.

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PROPOSAL 1

ELECTION OF DIRECTORS

At the Meeting, ten (10) directors are to be elected, which number shall constitute our entire board, to hold office until the next Annual Meeting of Stockholders or until their successors shall have been duly elected and qualified.

Unless otherwise specified in the proxy, it is the intention of the persons named in the enclosed form of proxy to vote the stock represented thereby for the election as directors, each of the nominees whose names and biographies appear below. All of the nominees whose names and biographies appear below are at present our directors. In the event any of the nominees should become unavailable or unable to serve as a director, it is intended that votes will be cast for a substitute nominee designated by our board. Our board has no reason to believe that the nominees named will be unable to serve if elected. Each nominee has consented to being named in this proxy statement and to serve if elected.

The following are the nominees for election to our board, and all of these nominees are current members of our board:

Name	Age	Served as a Director Since	Position with Senesco
Harlan W. Waksal, M.D.	60	2008	Chairman of the Board and Director
David Rector	67	2002	Lead Director
Jack Van Hulst	74	2007	Director
John N. Braca	55	2003	Director
Christopher Forbes	63	1999	Director
Warren J. Isabelle	62	2009	Director
Thomas C. Quick	57	1999	Director
Rudolf Stalder	73	1999	Director
Leslie J. Browne, Ph.D.	64	2011	President, Chief Executive Officer and Director
John E. Thompson, Ph.D.	72	2001	Executive Vice President, Chief Scientific Officer and Director

The principal occupations and business experience, for at least the past five (5) years, of each director and nominee is as follows:

Harlan W. Waksal, M.D. has been our chairman of the board of directors since June 2009 and a director since October 2008. From July 2003 to present, Dr. Waksal has been the President and Sole Proprietor of Waksal Consulting L.L.C., which provides strategic business and clinical development counsel to biotechnology companies. Dr. Waksal co-founded the biotechnology company ImClone Systems Inc. in 1984. From July 2011 to present, Dr. Waksal has served as the Executive Vice-President, Business and Scientific Affairs of Acasti Pharma, Inc., which is a subsidiary of Neptune Technologies & Bioresources, Inc. From March 1987 through July 2003, Dr. Waksal had served in various senior roles for ImClone Systems Inc. as follows: March 1987 through April 1994 – President; April 1994 through May 2002 – Executive Vice President and Chief Operating Officer; May 2002 through July 2003 – President, Chief Executive Officer and Chief Operating Officer. Dr. Waksal also served as a director of ImClone Systems Inc. from March 1987 through January 2005. Dr. Waksal is currently a member of the Board of Trustees of Oberlin College. Dr. Waksal received a Bachelor of Arts in Biology from Oberlin College and an M.D. from Tufts University School of Medicine. Dr. Waksal is knowledgeable in science, drug development, regulatory and clinical affairs. In addition, he ran and operated a public biotechnology company and is familiar with the issues of corporate governance.

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David Rector has been our director since February 2002. Mr. Rector also serves as a director and member of the compensation and audit committee of the DGSE Companies Inc. (formerly Superior Galleries, Inc.) Mr. Rector also serves on the board of directors of Valor Gold Corp. Since 1985, Mr. Rector has been the Principal of The David Stephen Group, which provides enterprise consulting services to emerging and developing companies in a variety of industries. Since November 2012 through present, Mr. Rector has served as the CEO and President of Valor Gold. Since February 2012 through December 2012, Mr. Rector has served as the VP Finance & Administration of Pershing Gold Corp. From May 2011 through February 2012, Mr. Rector served as the President of Sagebrush Gold, Ltd. From October 2009 through August 2011, Mr. Rector had served as President and CEO of Li3 Energy, Inc. From July 2009 through May 2011, Mr. Rector had served as President and CEO of Nevada Gold Holdings, Inc. From September 2008 through November 2010, Mr. Rector served as President and CEO Universal Gold Mining Corp. Since October 2007 through February 2013, Mr. Rector has served as President and CEO of Standard Drilling, Inc. From May 2004 through December 2006, Mr. Rector had served in senior management positions with Nanoscience Technologies, Inc., a development stage company engaged in the development of DNA Nanotechnology. From 1983 until 1985, Mr. Rector served as President and General Manager of Sunset Designs, Inc., a domestic and international manufacturer and marketer of consumer product craft kits, and a wholly-owned subsidiary of Reckitt & Coleman N.A. From 1980 until 1983, Mr. Rector served as the Director of Marketing of Sunset Designs. From 1971 until 1980, Mr. Rector served in progressive roles in the financial and product marketing departments of Crown Zellerbach Corporation, a multi-billion dollar pulp and paper industry corporation. Mr. Rector received a Bachelor of Science degree in Business/Finance from Murray State University in 1969. As a result of these professional and other experiences, Mr. Rector has a deep business understanding of developing companies. Mr. Rector also brings corporate governance experience through his service on other company boards.

Jack Van Hulst has been our director since January 2007. Mr. Van Hulst was appointed as our President and Chief Executive Officer effective November 16, 2009. Mr. Van Hulst was further appointed as our Secretary effective February 1, 2010. Mr. Van Hulst resigned as our President and Chief Executive Officer and Secretary effective May 25, 2010. Since June 2010, Mr. Van Hulst has been the operating partner of SK Capital Partners. Mr. Van Hulst also serves as a director and member of the compensation and audit committees of HiTech Pharmacal, Inc. He has more than 42 years of international experience in the pharmaceutical industry. He began his career in 1968 at Organon, which was subsequently acquired by AKZO, N.V., the multinational human and animal healthcare company, where he was based in Europe and the US and responsible for establishing AKZO’s position in the US in the manufacturing and sales and marketing of fine chemicals. Mr. Van Hulst later became President of AKZO’s US Pharmaceutical Generic Drug Business and was responsible for establishing AKZO in the US generic drug industry. From 1989 to 1999, Mr. Van Hulst successively owned and led two generic pharmaceutical companies, improving their operations and then selling them to a private equity group and a pharmaceutical company. From 1999 to 2005, he was Executive Vice President at Puerto Rico-based MOVA Pharmaceutical Corporation, a contract manufacturer to the pharmaceutical industry that recently merged with Canadian-based Patheon. Mr. Van Hulst also serves as Chairman of the Board of The International Center in New York, a non-profit organization. Mr. Van Hulst received a Masters degree in law from the University in Utrecht, Netherlands in 1968. Mr. Van Hulst possesses management experience as a result of his prior positions. Mr. Van Hulst spent years holding a number of management roles at other pharmaceutical companies and this experience assists the Company in working though the similar issues that it may face in its own operations.

John N. Braca has been our director since October 2003. Mr. Braca has also served as a director and board observer for other healthcare, technology and biotechnology companies over the course of his career. Since April 2013, Mr. Braca has been the President and sole proprietor of JNB Consulting, which provides strategic business development counsel to healthcare, technology and service companies. From August 2010 through April 2013, Mr. Braca had been the executive director controller for Iroko Pharmaceuticals, a privately-held global pharmaceutical company based in Philadelphia. From April 2006 through July 2010, Mr. Braca was the managing director of Fountainhead Venture Group, a healthcare information technology venture fund based in the Philadelphia area, and has been working with both investors and developing companies to establish exit and business development opportunities. From May 2005 through March 2006, Mr. Braca was a consultant and advisor to GlaxoSmithKline management in their research operations. From 1997 to April 2005, Mr. Braca was a general partner and director of business investments for S.R. One, Limited, or S.R. One, the venture capital subsidiary of GlaxoSmithKline. In addition, from January 2000 to July 2003, Mr. Braca was a general partner of Euclid SR Partners Corporation, an independent venture capital partnership. Prior to joining S.R. One, Mr. Braca held various finance and operating positions of increasing responsibility within several subsidiaries and business units of GlaxoSmithKline. Mr. Braca is a licensed Certified Public Accountant in the state of Pennsylvania and is affiliated with the American Institute of Certified Public Accountants and the Pennsylvania Institute of Certified Public Accountants. Mr. Braca received a Bachelor of Science in Accounting from Villanova University and a Master of Business Administration in Marketing from Saint Joseph’s University. Mr. Braca’s financial background, operating experience with both large pharmaceutical companies and developing biotechnology companies, provides the board with practical experience for issues facing the Company. In addition, Mr. Braca also has a strong corporate governance background through his experience with other company boards.

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Christopher Forbes has been our director since January 1999. From September 2011 to present, Mr. Forbes has been the Vice Chairman of Forbes Media LLC and Forbes Family Holdings, and Vice President of Forbes Management Co. Inc. From 1989 through September 2011, Mr. Forbes had been Vice Chairman of Forbes, Inc. From 1981 to 1989, Mr. Forbes was Corporate Secretary at Forbes. Prior to 1981, he held the position of Vice President and Associate Publisher. Mr. Forbes is the Chairman of the American Friends of the Louvre, and he also sits on the boards of The Friends of New Jersey State Museum and The New York Academy of Art. He is also a member of the board of advisors of The Princeton University Art Museum. Mr. Forbes received a Bachelor of Arts degree in Art History from Princeton University in 1972. In 1986, he was awarded the honorary degree of Doctor of Humane Letters by New Hampshire College and in 2003 was appointed a Chevalier of the Legion of Honor by the French Government. Mr. Forbes’s knowledge regarding corporate operations as well as his business acumen, provide the board with experience in running a corporation and addressing the issues that face a growing company, such as ours.

Warren J. Isabelle has been our director since June 2009. Mr. Isabelle is a founder and principal of Ironwood Investment Management L.L.C., located in Boston, MA. Mr. Isabelle founded Ironwood Investment Management L.L.C in August 1997. From 1983 until 1997, Mr. Isabelle was with Pioneer Management Corporation where he served most recently as Director of Research and Head of U.S. Equities. Mr. Isabelle has also, since January 2004, served as a member of the Public Board and Vice-Chairman of the Investment Committee of the University of Massachusetts Foundation; and, since 2011, served as a member of the Investment Committee for The University of Massachusetts Memorial Healthcare Foundation. Mr. Isabelle is a Chartered Financial Analyst and member of the CFA institute and the American Chemical Society. Mr. Isabelle received a Bachelor of Science degree in chemistry from Lowell Technological Institute, a Master of Science degree in Polymer Science and Engineering from the University of Massachusetts, and a MBA from the Wharton School, University of Pennsylvania. Mr. Isabelle’s experience as an investment analyst and portfolio manager provides the Company with valuable insight into the biotechnology industry and the publicly-traded capital markets.

Thomas C. Quick has been our director since February 1999. Since 2003, Mr. Quick has been the President of First Palm Beach Properties, Inc. From 2001 through 2003, Mr. Quick was the Vice Chairman of Quick & Reilly/Fleet Securities, Inc., successor to The Quick & Reilly Group, Inc., a holding company for four (4) major financial services businesses. From 1996 until 2001, Mr. Quick was the President and Chief Operating Officer and a director of Quick & Reilly/Fleet Securities, Inc. From 1985 to 1996, he was President of Quick & Reilly, Inc., a Quick & Reilly subsidiary and a national discount brokerage firm. Mr. Quick serves as a member of the board of directors and compensation committee of B.F. Enterprises. He is also a member of the board of directors of Best Buddies, The American Ireland Fund and Venetian Heritage, Inc. He is a trustee of the National Corporate Theater Fund, Cold Spring Harbor Laboratories, the Norton Museum and the Inter-City Scholarship Foundation of New York City. Mr. Quick is a graduate of Fairfield University. As a result of his professional and other experiences, Mr. Quick has a deep understanding of corporate operations and strategy, and operations in both the US and internationally. Mr. Quick also has significant corporate governance experience through his service on other company boards.

Rudolf Stalder has been our director since February 1999 and was appointed as our Chairman and Chief Executive Officer on January 10, 2000. On October 4, 2001, Mr. Stalder resigned as our Chief Executive Officer. On June 8, 2009, Mr. Stalder resigned as our Chairman. Mr. Stalder is a former member of the executive boards of Credit Suisse Group and Credit Suisse First Boston and former Chief Executive Officer of the Americas Region of Credit Suisse Private Banking. Mr. Stalder joined Credit Suisse in 1980 as a founding member and Deputy Head of the Multinational Services Group. In 1986, he became Executive Vice President. He was named to Credit Suisse’s Executive Board in 1989. In 1990, he became Head of the Commercial Banking Division and a Member of the Executive Committee. From 1991 to 1995, Mr. Stalder was Chief Financial Officer of Credit Suisse First Boston and a Member of the Executive Boards of Credit Suisse Group and Credit Suisse First Boston. He became head of the Americas Region of Credit Suisse Private Banking in 1995 and retired in 1998. Prior to moving to the United States, Mr. Stalder was a member of the Board of Directors for several Swiss subsidiaries of major corporations including AEG, Bayer, BTR, Hoechst, Saint Gobain, Solvay and Sony. He is a fellow of the World Economic Forum. He was a member of the Leadership Committee of the Consolidated Corporate Fund of Lincoln Center for the Performing Arts, Board of The American Ballet Theatre and a Trustee of Carnegie Hall. From 1991 through 1998, Mr. Stalder was Chairman of the New York Chapter of the Swiss-American Chamber of Commerce. He continues to serve as an advisory board member of the American-Swiss Foundation. Mr. Stalder received a diploma in advanced finance management at the International Management Development Institute in Lausanne, Switzerland in 1976. He completed the International Senior Managers Program at Harvard University in 1985. Mr. Stalder is an experienced executive with former CEO experience and senior executive level experience at large multinational companies. He also has corporate governance experience through service on other public company boards.

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Leslie J. Browne, Ph.D. was appointed our President and Chief Executive Officer in May 2010 and has been our director since March 2011. Dr. Browne has over 30 years of experience in the pharmaceutical industry. Prior to joining Senesco in May 2010, he served from October 2008 to May 2010 as President and CEO, and is currently chair, of Phrixus Pharmaceuticals, Inc., a private biotech working on muscular dystrophy and heart failure. He recently served from January 2007 to January 2009 as chair of the New Jersey Technology Council, where he continues as a member of the board. He also served from April 2007 to January 2009 as an independent director of Genelabs Technologies, which was sold to GSK, and from September 2004 to May 2008 as President, CEO and Director of Pharmacopeia, a Nasdaq listed company, where he transformed the company from a discovery contract research organization to a clinical development stage biopharmaceutical company with multiple internal development programs. Prior to joining Pharmacopeia, Dr. Browne was the Chief Operating Officer at Iconix Pharmaceuticals, Inc., a privately-held chemogenomics company from October 2001 to July 2004. Before Iconix, Dr. Browne held key positions at Berlex/Schering AG from 1990 to 2000, including Corporate Vice President, Berlex Laboratories, Inc. and President of Schering Berlin Venture Corporation. In 1979, Dr. Browne began his industrial career at Ciba-Geigy, now Novartis, where he invented fadrozole, for the treatment of breast cancer and was closely involved in the discoveries of Femara® and Diovan®, which became major products for Novartis. Dr. Browne received his Bachelor of Science degree in Chemistry in 1972 from the University of Strathclyde, Glasgow Scotland. He received his Ph.D. in Organic Chemistry in 1978 from the University of Michigan and his postdoctoral training as a National Institutes of Health Postdoctoral Fellow at Harvard University from January 1978 to April 1979. Dr. Browne is an experienced executive with former CEO experience and senior executive level experience at large multinational, as well as development stage, life sciences companies. He also has corporate governance experience through service on boards of other companies and organizations. Dr. Browne’s educational background also provides him with the tools necessary to understand the science underlying our technology and how it relates to human health and agricultural applications.

John E. Thompson, Ph.D. has been our director since October 2001. Dr. Thompson was appointed our President and Chief Executive Officer in January 1999, and he continued in that capacity until September 1999 when he was appointed Executive Vice President of Research and Development. In July 2004, Dr. Thompson became our Executive Vice President and Chief Scientific Officer. Dr. Thompson is the inventor of the technology that we develop. Since July 2001, he has been the Associate Vice President, Research and, from July 1990 to June 2001, he was the Dean of Science at the University of Waterloo in Waterloo, Ontario, Canada. Dr. Thompson has a Ph.D. in Biology from the University of Alberta, Edmonton, and he is a Fellow of the Royal Society of Canada. Dr. Thompson is also the recipient of a Lady Davis Visiting Fellowship, the Sigma Xi Award for Excellence in Research, the CSPP Gold Medal and the Technion Visiting Fellowship. Dr. Thompson has an in-depth knowledge and understanding of the science underlying our technology and how it relates to human health and agricultural applications.

Director Experience, Qualifications, Attributes and Skills

We believe that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the board to fulfill its responsibilities. The board is composed of a diverse group of leaders in their respective fields. Many of the current directors have leadership experience at major domestic and international companies with operations inside and outside the United States, which provides an understanding of different business processes, challenges and strategies. Other directors have prior experience as former executive officers of other entities, which brings unique perspectives to the board. Further, the Company’s directors also have other experience that makes them valuable members, such as prior public policy or regulatory experience that provides insight into issues faced by companies.

Our board of directors recommends a vote “FOR” the election of each of the nominees to the board of directors.

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Board Leadership Structure and Role in Risk Oversight

The board evaluates its leadership structure and role in risk oversight on an ongoing basis. In March 2010, the Company’s board leadership structure separated the Chairman of the Board, the Chief Executive Officer and the Lead Director roles into three positions. Currently, Harlan W. Waksal, M.D. is the Chairman of the Board, Leslie J. Browne, Ph.D. is the Chief Executive Officer and David Rector is the Lead Director. The board determines what leadership structure it deems appropriate based on factors such as the experience of the applicable individuals, the current business environment of the Company or other relevant factors. In his capacity as Lead Director, Mr. Rector consults independently of the Chairman of the Board with other members of the board in matters that are presented for the independent board member’s consideration. After considering these factors, the board determined that continuing to separate the positions of Chairman of the Board, Lead Director and Chief Executive Officer is the appropriate board leadership structure at this time.

The board is also responsible for oversight of the Company’s risk management practices while management is responsible for the day-to-day risk management processes. This division of responsibilities is the most effective approach for addressing the risks facing the Company, and the Company’s board leadership structure supports this approach. The board receives periodic reports from management regarding the most significant risks facing the Company. In addition, the Audit Committee assists the board in its oversight role by receiving periodic reports regarding the Company’s risk and control environment.

Corporate Governance Guidelines

Our board has long believed that good corporate governance is important to ensure that we are managed for the long-term benefit of our stockholders. During the past year, our board has continued to review our governance practices in light of the Sarbanes-Oxley Act of 2002, the new rules and regulations of the Securities and Exchange Commission and the new listing standards, policies and requirements of NYSE MKT. Although we are no longer listed on the NYSE MKT, we intend to continue to adhere to the corporate governance policies and requirements of the NYSE MKT.

Our board has adopted corporate governance guidelines to assist it in the exercise of its duties and responsibilities and to serve the best interests of Senesco and its stockholders. These guidelines, which provide a framework for the conduct of our board’s business, include that:

•	the principal responsibility of the directors is to oversee the management of Senesco;

•	a majority of the members of our board shall be independent directors;

•	the independent directors met regularly in executive session;

•	directors have full and free access to management and, as necessary and appropriate, independent advisors;

•	new directors participate in an orientation program and all directors are expected to participate in continuing director education on an ongoing basis; and

•	at least annually, our board and its committees will conduct a self-evaluation to determine whether they are functioning effectively.

Board Determination of Independence

Under the current rules set forth in the NYSE MKT Company Guide, a director will, among other things, qualify as an “independent director” if, in the determination of our board, that person does not have a relationship that would interfere with his or her exercise of independent judgment in carrying out the responsibilities of a director. Our board currently consists of Rudolf Stalder, John E. Thompson, Ph.D., John N. Braca, Christopher Forbes, Warren J. Isabelle, Thomas C. Quick, David Rector, Jack Van Hulst, Leslie. J. Browne, Ph.D. and Harlan W. Waksal, M.D. We were traded on the NYSE MKT, which requires our board be comprised of a majority of independent directors. Our board has determined that each of Messrs. Stalder, Braca, Forbes, Isabelle, Quick and Rector is an “independent director” as defined under Section 803 of the NYSE MKT Company Guide.

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Committees and Meetings of our Board of Directors

Our board held eighteen (18) meetings during Fiscal 2013. Throughout this period, each member of our board attended or participated in at least 75% of the aggregate of the total number of meetings of our board held during the period for which such person has been a director, and the total number of meetings held by all committees of our board on which each the director served during the periods the director served, except for Christopher Forbes, who attended 72% of the aggregate of the total number of meetings of our board held during the period, and Thomas C. Quick, who attended 33% of the aggregate of the total number of meetings of our board held during the period. Our board has three standing committees: the Compensation Committee, the Audit Committee, and the Nominating and Corporate Governance Committee. From time to time, our board may form additional committees on a short-term basis, such as a Pricing Committee to review the Company’s financing activities and an Executive Committee to review certain of the Company’s significant developments. Each standing committee operates under a charter that has been approved by our board. Each of these charters is also posted on our website at www.senesco.com. Our corporate governance guidelines provide that directors are expected to attend the annual meeting of stockholders. All of our directors, except for Thomas Quick, attended the 2013 annual meeting of stockholders.

Compensation Committee. Our Compensation Committee was established in July 1999, pursuant to the Compensation Committee Charter. Our Compensation Committee generally makes recommendations concerning salaries and incentive compensation for our management and our employees. The primary responsibilities of our Compensation Committee, as more fully set forth in the Compensation Committee Charter adopted in July 1999 and amended and restated on March 11, 2011, include:

•	annually reviewing and approving, or recommending for approval by our board, the corporate goals and objectives relevant to executive officer compensation;

•	reviewing and approving, or recommending for approval by our board, the salaries and incentive compensation of our executive officers;

•	preparing the Compensation Committee report, including the Compensation Discussion and Analysis;

•	retaining, appointing, determining compensation and oversight of any independent compensation consultants or other advisors deemed necessary;

•	working with the Audit Committee to review and minimize risks related to compensation;

•	administering our 2008 Incentive Compensation Plan, or similar stock plan adopted by our stockholders; and

•	reviewing and making recommendations to our board with respect to director compensation.

Our Compensation Committee is currently comprised of David Rector and John. N. Braca. Mr. Rector currently serves as the chairman of the Compensation Committee. All members of our Compensation Committee are considered independent pursuant to Section 803 of the NYSE MKT Company Guide. Our Compensation Committee held three (3) meetings during Fiscal 2013.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee is or has been an officer or employee of our company or any of our subsidiaries. In addition, no member of the Compensation Committee had any relationships with us or any other entity that requires disclosure under the regulations promulgated by the SEC and none of our executive officers served on the Compensation Committee or board of any company that employed any member of our board.

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Audit Committee. Our Audit Committee was established in July 1999. On March 11, 2011, our board adopted an Amended and Restated Audit Committee Charter. The primary responsibilities of our Audit Committee include:

•	appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;

•	overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of certain reports from our independent registered public accounting firm;

•	reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures;

•	monitoring our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;

•	discussing our risk management policies;

•	establishing policies regarding hiring employees from our independent registered public accounting firm and procedures for the receipt and retention of accounting related complaints and concerns;

•	meeting independently with our independent registered public accounting firm and management; and

•	preparing the audit committee report required by SEC rules.

Our Audit Committee is currently comprised of John N. Braca, David Rector and Rudolf Stalder. Mr. Braca currently serves as the chairman of the Audit Committee. Although we are not currently subject to audit committee independence requirements, we have, nevertheless, in determining whether our Audit Committee members are independent, we use the definition of independence provided under Section 803 of the NYSE MKT Company Guide. The NYSE MKT currently requires an Audit Committee comprised solely of independent directors. Messrs. Braca, Rector and Stalder are “independent” members of our board as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and Section 803 of the NYSE MKT Company Guide. In addition, our board of directors has determined that Mr. Braca satisfies the definition of an audit committee “financial expert” as set forth in Item 407(d) (5) of Regulation S-K promulgated by the SEC. Our Audit Committee held four (4) meetings during Fiscal 2013.

Review and Approval of Related Person Transactions

Our Audit Committee Charter requires that our Audit Committee review and approve or ratify transactions involving us and any executive officer, director, director nominee, 5% stockholder and certain of their immediate family members, also referred to herein as a related person. The policy and procedures cover any transaction involving a related person, also referred to herein as a related person transaction, in which the related person has a material interest and which does not fall under an explicitly stated exception set forth in the applicable disclosure rules of the SEC.

 A related person transaction will be considered approved or ratified if it is authorized by the Audit Committee after full disclosure of the related person’s interest in the transaction. In considering related person transactions, the Audit Committee will consider any information considered material to investors and the following factors:

•	the related person’s interest in the transaction;

•	the approximate dollar value of the transaction;

•	whether the transaction was undertaken in the ordinary course of our business;

•	whether the terms of the transaction are no less favorable to us than terms that we could have reached with an unrelated third party; and

•	the purpose and potential benefit to us of the transaction.

Nominating and Corporate Governance Committee. The primary responsibilities of our Nominating and Corporate Governance Committee, as more fully set forth in the Nominating and Corporate Governance Committee Charter and Corporate Governance Guidelines adopted on October 15, 2004, and amended and restated on March 11, 2011 include:

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•	identifying individuals qualified to become our board members;

•	evaluating and recommending to our board the persons to be nominated for election as directors at any meeting of stockholders and to each of our board’s committees;

•	reviewing and making recommendations to our board with respect to management succession planning;

•	developing and recommending to our board a set of corporate governance principles applicable to Senesco; and

•	overseeing the evaluation of our board.

Our Nominating and Corporate Governance Committee was formed on September 29, 2004, and it is currently comprised of Messrs. Stalder, Forbes and Quick. Mr. Forbes currently serves as the chairman of the Nominating and Corporate Governance Committee. All members of our Nominating and Corporate Governance Committee are independent, as independence for nominating and corporate governance committee members is defined under Section 803 of the NYSE MKT company Guide. The Nominating and Corporate Governance Committee did not hold any meetings during Fiscal 2013.

The Nominating and Corporate Governance Committee does not have a specific policy with regard to the consideration of diversity in identifying director nominees. The Nominating and Corporate Governance Committee considers the diversity of the professional experience, education and skill set in identifying the director nominees.

Code of Business Ethics and Conduct. On March 17, 2003, our board adopted a Code of Business Ethics and Conduct, which may also be found on our website at www.senesco.com.  Our Code of Ethics contains written standards designed to deter wrongdoing and to promote:

•	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
•	full, fair, accurate, timely, and understandable disclosure in reports and documents filed with the SEC and in other public communications made by the Company;
•	compliance with applicable governmental laws, rules and regulations;
•	the prompt internal reporting of violations of our Code of Ethics to an appropriate person or persons identified in our Code of Ethics; and
•	accountability for adherence to our Code of Ethics.

Each of our employees, officers and directors completed a signed certification to document his or her understanding of and compliance with our Code of Ethics.

Director Candidates

The process followed by our Nominating and Corporate Governance Committee to identify and evaluate director candidates includes requests to board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the committee and the board.

In considering whether to recommend any particular candidate for inclusion in the board’s slate of recommended director nominees, our Nominating and Corporate Governance Committee will apply the criteria contained in the committee’s charter. These criteria include, but are not limited to, the candidate’s integrity, business acumen, knowledge of our business and industry, age, experience, diligence, conflicts of interest and the ability to act in the interests of all stockholders. Our Nominating and Corporate Governance Committee does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee. In addition, although we do not have a formal diversity policy, we review diversity as one of the criteria for nomination. We believe that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the board to fulfill its responsibilities.

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Stockholders may recommend individuals to our Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials and a statement as to whether the stockholder or group of stockholders making the recommendation has beneficially owned more than $2,000 in market value, or 1%, of our common stock for at least one (1) year as of the date such recommendation is made, to: Nominating and Corporate Governance Committee, c/o Corporate Secretary, Senesco Technologies, Inc., 721 Route 202/206, Suite 130, Bridgewater, NJ 08807. Assuming that appropriate biographical and background material has been provided on a timely basis, the committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

Communicating with our Independent Directors

Our board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. The Lead Director, with the assistance of our outside counsel, is primarily responsible for monitoring communications from our stockholders and for providing copies or summaries to the other directors as he considers appropriate. Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that the Lead Director considers to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications.

Stockholders who wish to send communications on any topic to our board should address such communications to: Board of Directors, c/o Corporate Secretary, Senesco Technologies, Inc., 721 Route 202/206, Suite 130, Bridgewater, NJ 08807. Our Corporate Secretary will forward such communications to our Lead Director, with a copy to the Chairman of our board.

Compensation of Directors

We use a combination of cash and equity-based compensation to attract and retain qualified individuals to serve on our board, as described below. We provide reimbursement to directors for reasonable and necessary expenses incurred in connection with attendance at meetings of the board of directors and other Senesco business.

Dr. Thompson has received compensation for providing research and development management services to us and does not receive any additional compensation for his services as a board member. See “Certain Relationships and Related Transactions” which sets forth the details of the compensation arrangement with Dr. Thompson.

Cash Compensation

We pay our non-employee directors cash compensation, paid in quarterly increments as consideration for their service on our board for each fiscal year as follows:

Annual (Base) Retainer	$10,000
Per Scheduled Board Meeting Fee	$1,500	(1)
Per Committee Meeting Fee	$750	(2)
Additional Annual Retainer:
Chairman of the Board	$5,000
Audit Committee Chair	$3,500
Compensation Committee Chair	$3,500
Nominating and Corporate Governance Committee Chair	$1,500
Non-Chair Committee Member Additional Retainer (All Committees)	$1,000
Maximum Per Diem For All Meetings	$2,000

(1)	$750 for telephonic meetings (less than 30 minutes: $375).

(2)	$375 for telephonic meetings.

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Equity Election Program

A director may elect to receive, in lieu of such cash retainer and meeting fees, either (i) restricted stock units, or RSU’s, covering that number of shares having a fair market value on the grant date equal to such cash award or (ii) a number of option shares equal to twice the number of RSU’s that would have been received, with an exercise price per share equal to the fair market value of our common stock on the option grant date. Such election must be timely made and applies for the entire year. The RSU’s or options are granted quarterly, effective two (2) days following the filing of our quarterly reports on Form 10-Q for that quarter, and are fully vested as of the grant date.

In Fiscal 2013, all of the directors elected to receive options in lieu of cash, except for Messrs. Braca and Rector, who elected to receive their retainer fees in cash and their meeting fees in options, and Mr. Isabelle, who elected to receive his fees in cash. Accordingly, on November 16, 2012, February 16, 2013, and May 17, 2013, each of these non-employee directors received options to purchase shares of our common stock pursuant to the provisions of the 2008 Stock Plan and their equity elections. The dollar amount of the fees paid in equity pursuant to such program by each director for Fiscal 2013 was as follows:

Director	$ Amount of Fees Paid in Equity
Harlan W. Waksal, M.D.	$29,125
Rudolf Stalder	$25,500
Christopher Forbes	$21,250
Thomas C. Quick	$17,000
John N. Braca	$13,125
David Rector	$16,500
Jack Van Hulst	$19,000
Warren J. Isabelle	-

The following table sets forth information relating to the options granted to the directors during Fiscal 2013 pursuant to the equity election program.

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Director	Option Grant Date	Exercise Price	# of Shares		Grant Date Fair Value
	05/17/2013	$4.30	2,965		$9,192
	02/16/2013	$13.50	1,193		$11,455
Rudolf Stalder	11/16/2012	$16.50	1,364		$16,636
	11/16/2012	$16.50	2,100	*	$26,670
	05/17/2013	$4.30	2,384		$7,390
	02/16/2013	$15.00	890		$4,362
Christopher Forbes	11/16/2012	$18.00	1,242		$8,076
	11/16/2012	$18.00	2,520	*	$19,404
	05/17/2013	$4.30	1,628		$5,046
	02/16/2013	$13.50	758		$7,273
Thomas C. Quick	11/16/2012	$16.50	1,030		$12,570
	11/16/2012	$16.50	2,100	*	$26,670
	05/17/2013	$4.30	1,395		$4,326
	02/16/2013	$13.50	568		$5,455
John N. Braca	11/16/2012	$16.50	773		$9,427
	11/16/2012	$16.50	2,940	*	$37,338
	05/17/2013	$4.30	2,442		$7,570
	02/16/2013	$13.50	966		$9,273
David Rector	11/16/2012	$16.50	591		$7,209
	11/16/2012	$16.50	2,940	*	$37,338
	05/17/2013	$4.30	2,558		$7,930
	02/16/2013	$13.50	720		$6,909
Jack Van Hulst	11/16/2012	$16.50	1,061		$12,939
	11/16/2012	$16.50	2,100	*	$26,670
	05/17/2013	$4.30	2,733		$8,471
	02/16/2013	$13.50	1,458		$14,000
Harlan W. Waksal, M.D.	11/16/2012	$16.50	1,652		$20,149
	11/16/2012	$16.50	4,200	*	$53,340
Warren J. Isabelle	11/16/2012	$16.50	2,100	*	$26,670

(*) Represents additional options granted for service during Fiscal 2013, not for cash compensation for Fiscal 2013.

Equity Awards

We do not automatically grant options or other equity to our board. Our Compensation Committee reviews the equity program each year with its compensation consultant and determines the appropriate level of the equity awards to be made for that year.

Effective November 16, 2012, the Committee granted the following options to the non-employee directors for their service during Fiscal 2012. Such options are in addition to the options awarded to our directors pursuant to the equity election program described above.

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Director	Total # of Options Granted
Harlan W. Waksal, M.D.	4,200	(1)
Rudolf Stalder	2,100	(1)
Christopher Forbes	2,520	(1)
Thomas C. Quick	2,100	(1)
John N. Braca	2,940	(1)
David Rector	2,940	(1)
Jack Van Hulst	2,100	(1)
Warren J. Isabelle	2,100	(1)

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(1) Such grants vest as follows: one-half (1/2) upon the date of grant and the remaining one-half (1/2) will vest one (1) year from the date of grant, subject to continued board service through the vesting date.

Director Compensation Summary

The table below shows the compensation paid or awarded to our non-employee directors (other than Dr. Thompson) during the fiscal year ended June 30, 2013.

Name	Fees Earned or Paid in Cash (1) ($)	Stock Awards ($)	Option Awards (2)(3) ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Rudolf Stalder	—	—	$63,953	—	—	—	$63,953
Christopher Forbes	—	—	$39,232	—	—	—	$39,232
Thomas C. Quick	—	—	$51,559	—	—	—	$51,559
John N. Braca	$14,500	—	$56,546	—	—	—	$71,046
David Rector	$14,500	—	$61,390	—	—	—	$75,890
Jack Van Hulst	—	—	$54,448	—	—	—	$54,448
Harlan W. Waksal, M.D.	—	—	$95,960	—	—	—	$95,960
Warren J. Isabelle	$24,250	—	$26,670	—	—	—	$50,920

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(1)	Consists of annual retainer fees and meeting fees for service as a member of the Board. Please see the "Cash Compensation" section above. Excludes retainer fees paid in stock-based awards as described under the heading “Equity Election Program”.

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(2)	Represents the aggregate grant date fair value of stock options granted in Fiscal 2013, including annual retainer fees paid under the equity election program, calculated in accordance with the FASB ASC Topic 718 and were not adjusted to take into account any estimated forfeitures. For information regarding assumptions underlying the FASB ASC Topic 718 valuation of equity awards, see Notes 2 and 10 of the Notes to the Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ended June 30, 2013.

(3)	The following table shows the total number of shares of our common stock subject to option awards (vested and unvested) held by each non-employee director as of June 30, 2013. None of our non-employee directors held RSUs as of June 30, 2013.

Director	Total # of Options Outstanding
Rudolf Stalder	22,149
Christopher Forbes	16,842
Thomas C. Quick	1,3728
John N. Braca	16,212
David Rector	17,098
Jack Van Hulst	16,118
Harlan W. Waksal, M.D.	27,063
Warren J. Isabelle	4,900

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires a company’s directors, officers and stockholders who beneficially own more than 10% of any class of equity securities of the company registered pursuant to Section 12 of the Exchange Act, collectively referred to herein as the Reporting Persons, to file initial statements of beneficial ownership of securities and statements of changes in beneficial ownership of securities with respect to the company’s equity securities with the SEC.  All Reporting Persons are required by SEC regulation to furnish us with copies of all reports that such Reporting Persons file with the SEC pursuant to Section 16(a).

Based solely on our review of the copies of such forms received by us and upon written representations of the Reporting Persons received by us, we believe that there has been compliance with all Section 16(a) filing requirements applicable to our Reporting Persons, with the following exceptions: Dr. Waksal filed a Form 4 on October 5, 2012 to report the conversion of Series B Convertible Preferred Stock into shares of Common Stock on August 8, 2012; and Mr. Forbes filed a Form 4 on October 5, 2012 to report the conversion of Series B Convertible Preferred Stock into shares of Common Stock on August 8, 2012.

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EXECUTIVE OFFICERS

The following table identifies our current executive officers:

Name	Age	Capacities in Which Served	In Current Position Since
Leslie J. Browne, Ph.D.	64	President, Chief Executive Officer and Director	May 2010

John E. Thompson, Ph.D.	72	Executive Vice President and Chief Scientific Officer, Director	July 2004

Joel P. Brooks(1)	55	Chief Financial Officer, Treasurer and Secretary	December 2000

Richard Dondero(2)	63	Vice President of Research and Development	July 2004

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(1)	Mr. Brooks was appointed our Chief Financial Officer and Treasurer in December 2000. Mr. Brooks was appointed our Secretary in May 2010. From September 1998 until November 2000, Mr. Brooks was the Chief Financial Officer of Blades Board and Skate, LLC, a retail establishment specializing in the action sports industry. Mr. Brooks was Chief Financial Officer from 1997 until 1998 and Controller from 1994 until 1997 of Cable and Company Worldwide, Inc. He also held the position of Controller at USA Detergents, Inc. from 1992 until 1994, and held various positions at several public accounting firms from 1983 through 1992. Mr. Brooks is also a director and chairman of the audit committee of USA Technologies, Inc. Mr. Brooks received his Bachelor of Science degree in Commerce with a major in Accounting from Rider University in February 1983.

(2)	Mr. Dondero was appointed our Vice President of Research and Development in July 2004. From July 2002 until July 2004, Mr. Dondero was a Group Leader in the Proteomics Reagent Manufacturing division of Molecular Staging, Inc., a biotech firm engaged in the measurement and discovery of new biomarkers. From 1985 through June 2001, Mr. Dondero served in several roles of increasing responsibility through Vice President of Operations and Product Development at Cistron Biotechnology, Inc. From 1977 through 1985, Mr. Dondero served as a senior scientist at Johnson and Johnson, and from 1975 through 1977, as a scientist at Becton Dickinson. Mr. Dondero received his Bachelor of Arts degree from New Jersey State University in 1972 and his Master of Science degree from Seton Hall University in 1976.

None of our current executive officers are related to any other executive officer or to any of our directors. Our executive officers are elected annually by our board and serve until their successors are duly elected and qualified.

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COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis explains the principles underlying our compensation policies and decisions and the principal elements of compensation paid to our executive officers during Fiscal 2013 and as anticipated for Fiscal 2014. Our Chief Executive Officer, Chief Financial Officer and all of our other executive officers included in the Summary Compensation Table will be referred to as the “named executive officers” for purposes of this discussion.

Compensation Objectives and Philosophy

The Compensation Committee, also referred to herein as the Committee, of the board is responsible for the following:

•	annually reviewing and approving, or recommending for approval by our board, the corporate goals and objectives relevant to executive officer compensation;

•	reviewing and approving, or recommending for approval by our board, the salaries and incentive compensation of our executive officers;

•	preparing the Compensation Committee report, including the Compensation Discussion and Analysis;

•	administering our 2008 Incentive Compensation Plan, or similar stock plan adopted by our stockholders; and

•	reviewing and making recommendations to our board with respect to director compensation.

We are a development stage biotechnology company utilizing our patented and patent-pending technology related to certain genes, primarily eukaryotic translation initiation Factor 5A, or Factor 5A, and deoxyhypusine synthase, or DHS, and related technologies for human therapeutic applications to develop novel approaches to treat cancer and inflammatory diseases. To achieve this strategic objective, we have emphasized the recruitment of executives with significant industry or scientific experience. This is a very competitive industry and our success depends upon our ability to attract and retain qualified executives through competitive compensation packages. The Compensation Committee administers the compensation programs for our executive officers with this competitive environment in mind.

Pharmaceutical research, development and commercialization require sustained and focused effort over many years. As a consequence, the Compensation Committee believes our compensation program must balance long-term incentives that create rewards for the realization of our long-term strategic objectives with near term compensation that rewards employees for the achievement of annual goals that further the attainment of our long-term objectives and align the interests of our employees with those of our stockholders.

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As part of this process, the Committee seeks to accomplish the following objectives with respect to our executive compensation programs:

•	to motivate, recruit and retain executives capable of meeting our strategic objectives;

•	to provide incentives to ensure superior executive performance and successful financial results for us; and

•	to align the interests of executives with the long-term interests of our stockholders.

The Committee seeks to achieve these objectives by:

•	linking a substantial portion of compensation to our achievement of long-term and short-term research and development objectives and financial objectives and the individual’s contribution to the attainment of those objectives;

•	providing long-term equity-based incentives and encouraging direct share ownership by executives with the intention of providing incentive-based compensation to encourage a long-term focus on company profitability and stockholder value; and

•	understanding the marketplace and establishing a compensation structure that is adjusted for our position in the marketplace and our current financial condition and limited capital resources.

Setting Executive Compensation

For Fiscal 2013, the Committee’s objective was to target each component of compensation listed below to be competitive with comparable positions at peer group companies, and to target the total annual compensation of each named executive officer at the appropriate level for comparable positions at the competitive peer group companies.

During the compensation review process for Fiscal 2013, the Committee engaged J. Richard and Co., also referred to herein as J. Richard, a nationally recognized compensation consulting firm, as its compensation consultant, on an as needed basis regarding its proposed programs and approaches to compensation during Fiscal 2013, for which J. Richard was compensated. Other than as described above, J. Richard did not provide any additional services to the Committee or Senesco for Fiscal 2013, and compensation to J. Richard for services rendered in Fiscal 2013 was less than $120,000.

The Committee elected to identify various companies in the biotech sector it felt were somewhat close in scope of operation to Senesco. It became evident, as in prior years, that due to the key banner points listed above (the breadth of operations in general, executive officers scope of duties and responsibilities, position in the life cycle, financial responsibilities, capitalization and size of management staff) it is very difficult to identify such public entities for comparative purposes. For Fiscal 2013, the companies we elected to evaluate were as follows: Access Pharmaceuticals (ACCP); Adventrx (ANX); Poniard (PARD); Cortex Pharmaceuticals (CORX.OB); Callisto Pharmaceuticals (CLSP.OB); RXi Pharmaceuticals (RXII); Titan Pharmaceuticals (TTNP.OB); Oxigene (OXGN); Entremed (ENMD); and Silence Therapeutics (SLNCF). For Fiscal 2014, the companies we elected to evaluate were as follows: Access Pharmaceuticals (ACCP); Mast Therapeutics (MSTX); Cortex Pharmaceuticals (CORX); RXi Pharmaceuticals (RXII); Titan Pharmaceuticals (TTNP); Oxigene (OXGN); Entremed (ENMD); and Silence Therapeutics (SLN). In selecting companies to survey for such compensation purposes, the Committee considered many factors not directly associated with the stock price performance of those companies, such as geographic location, development stage, organizational structure and market capitalization. For this reason, there is not a meaningful correlation between the companies included within the peer group identified for comparative compensation purposes and the companies included within the RDG Micro Biotechnology Index. Because the biotechnology industry is a dynamic industry, our comparator group is periodically updated to ensure that companies continue to meet established criteria and remain similar in scope of operation to us.

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In determining the compensation of each named executive officer, the Committee also considers a number of other factors, including our recent performance and the named executive officer’s individual performance, the Chief Executive Officer’s recommendations and the importance of the executive’s position and role in relation to execution of our strategic plan. There is no pre-established policy for allocation of compensation between cash and non-cash components or between short-term and long-term components. Instead, the Committee determines the mix of compensation for each named executive officer based on its review of the competitive data, its subjective analysis of that individual’s performance and contribution to our financial performance, the financial strength and outlook of Senesco and, most of all, what is considered fair and reasonable based on the scope of operations and responsibilities of the officer. For the Chief Executive Officer, for Fiscal 2013, the Committee set his performance targets and compensation levels based upon the Committee’s review and analysis of his performance and the factors described above. For other named executive officers, the Committee sets performance targets and compensation levels after taking into consideration recommendations from the Chief Executive Officer. As part of this process, the Committee considers a number of factors important to our stockholders, including ongoing concerns over the dilutive effect of option grants on our outstanding shares, the compensation expense we must take for financial accounting purposes in accordance with FASB Accounting Standards Codification Topic 718 (ASC 718, Compensation-Stock Compensation) with respect to option grants in relation to the actual value anticipated to be delivered to our executive officers from such awards, and the market volatility of our stock.

Impact of 2013 Say-on-Pay Vote: The most recent stockholder advisory vote on executive officer compensation required under the federal securities laws was held on March 28, 2013. More than 93 percent of the votes cast on such proposal were in favor of the compensation of the named executive officers, as that compensation was disclosed in the Compensation Discussion and Analysis and the various compensation tables and narrative that appeared in the Company’s proxy statement dated February 26, 2013. Based on that level of stockholder approval, the Committee decided not to make any material changes to the Corporation’s compensation philosophies, policies and practices for the remainder of the 2013 fiscal year or for compensation decisions made in August 2013 with respect to the 2014 fiscal year compensation of the named executive officers. However, the Committee will continue to take into account future stockholder advisory votes on executive compensation and other relevant market developments affecting executive officer compensation in order to determine whether any subsequent changes to the Corporation’s executive compensation programs and policies would be warranted to reflect any stockholder concerns reflected in those advisory votes or to address market developments. Based on the voting preference of our stockholders, the frequency of future Say-on-Pay votes will be every three years. Accordingly, the next stockholder advisory vote on executive officer compensation will occur at the 2016 annual meeting.

Components of Compensation

For Fiscal 2013, our executive compensation program included the following components:

•	base salary; and
•	annual equity incentives.

Currently, for Fiscal 2014, our executive compensation program includes the following components:

•	base salary; and
•	annual equity incentives.

The Committee seeks to align the named executive officers’ and stockholders’ interests in a pay for performance environment. The Committee also reviews the compensation metrics of the Chief Executive Officer versus the other named executive officers. Although certain percentages and allocations may differ, the overall cash and equity compensation package of the CEO is not materially greater than the overall cash and equity compensation package of each other named executive officer. On average, a large portion of an executive officer's total compensation is at risk, with the amount actually paid tied to achievement of pre-established objectives and individual goals.

The Committee wishes to provide additional compensation to all of the named executive officers, including the Chief Executive Officer, through the development of incentive programs based on the named executives performance and attainment of stated objectives that enhance stockholder value in order to (i) link a substantial portion of their compensation to the achievement of short-term objectives and (ii) to save cash given our limited capital resources.

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Base Salary

In General – It is the Committee’s objective to set a competitive rate of annual base salary or consulting fees for each named executive officer. The Committee believes competitive base salaries are necessary to attract and retain top quality executives, since it is common practice for public companies to provide their executive officers with a guaranteed annual component of compensation that is not subject to performance risk. However, the Committee recognizes that we are still a development stage company, with little to no revenue currently and believes that developing too rigid of a compensation structure can become detrimental to our progress.

When compared to comparable positions at the competitive peer group companies, it is the Committee’s objective to target the base compensation level of executive officers approximately around the 50th percentile because of our current financial position. However, historically, the base compensation level for our executive officers has been below the 25th percentile of competitive peer group companies. In determining the compensation of each executive officer, the Committee also considers a number of other factors, including recent Senesco and individual performance, the officer’s position and responsibilities and the CEO’s recommendations (with respect to officers other than the CEO).

Base Salary for Fiscal 2013 – For Fiscal 2013, after review of the factors discussed above, the following named executive officers’ salaries were increased as follows:

		2013		2012		%
Name	Title	Salary		Salary		Increase

Leslie J. Browne, Ph.D.	President and Chief Executive Officer	$271,000		$262,500		3.5%

John E. Thompson, Ph.D.	Executive Vice-President and Chief Scientific Officer	$70,000	(1)	$67,500	(1)	3.5%

Joel P. Brooks	Chief Financial Officer, Secretary and Treasurer	$176,000		$170,000		3.5%

Richard Dondero	Vice-President of Research and Development	$159,000		$153,200		3.5%

(1)	Represents consulting fees paid under a consulting agreement.

Base Salary for Fiscal 2014 – For Fiscal 2014, after a review of the factors discussed above, the following named executive officer’s salaries were increased as follows.

		2014		2013		%
Name	Title	Salary		Salary		Increase

Leslie J. Browne, Ph.D.	President and Chief Executive Officer	$271,000		$271,000		0%

John E. Thompson, Ph.D.	Executive Vice-President and Chief Scientific Officer	$70,000	(1)	$70,000	(1)	0%

Joel P. Brooks	Chief Financial Officer, Secretary and Treasurer	$176,000		$176,000		0%

Richard Dondero	Vice-President of Research and Development	$159,000		$159,000		0%

(1)	Represents consulting fees paid under a consulting agreement.

In light of the Company’s performance and financial position, the Committee determined that it would not award salary increases to management at this time for Fiscal 2014, but reserved the right to increase salaries at a later date.

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Annual Bonuses for Fiscal 2013– There were no bonuses granted for Fiscal 2013.

Annual Bonuses for Fiscal 2014– Bonuses will be determined at the discretion of the board after the end of the fiscal year based upon the recommendation of the Committee.

Equity Incentive Awards

In General – A portion of each named executive officer’s compensation is provided in the form of equity awards. It is the Committee’s belief that properly structured equity awards are an effective method of aligning the interests of our named executive officers with those of our stockholders.

Equity awards were made in the form of incentive stock options, also referred to herein as ISO’s, for tax purposes. The Committee has followed a grant practice of tying equity awards to its annual year-end review of individual performance, its assessment of our performance and our operational results.

Equity Incentive Plan for Fiscal 2013 – The Committee, in coordination with our Chief Executive Officer, established our goals and objectives for Fiscal 2013, which include the following:

•	Contributions relating to the development of our SNS01-T assets:

o	Maintain schedule to complete multiple myeloma study in the second half of fiscal 2013;
o	Plan a clinical study for SNS01-T in B cell cancers in addition to multiple myeloma;
o	Validate preclinical candidate for approval for IND preparation; and
o	Develop an improved SNS01-T formulation;

•	Contributions relating to finance objectives:

o	Improve the capital resources of the company through a financing transaction; and
o	Regain and maintain NYSE MKT compliance;

•	Contributions relating to corporate development:

o	Expand product portfolio; and
o	Integrate business acquisitions.

The foregoing goals and objectives were generally weighted as follows: 50% for contributions relating to the development of our SNS01-T assets; 25% to contributions relating to finance objectives; and 25% to contributions relating to corporate development. However, the specific weighting varied from executive officer to executive officer, in order to reflect that officer’s specific duties and responsibilities.

The Committee identified additional individual performance goals and objectives for Fiscal 2013 for Messrs. Brooks and Dondero, Dr. Browne and Dr. Thompson. Mr. Brooks’s goals and objectives primarily include raising capital through financings, regaining and maintaining NYSE MKT compliance and increasing Senesco’s trading volume. Mr. Dondero’s goals and objectives primarily include management of Senesco’s clinical trials, initiation of new clinical trials for our SNS01-T assets and expanding our product portfolio. Dr. Browne’s goals and objectives primarily include the completion of the current clinical trial for SNS01-T, planning of the upcoming Phase 2 clinical trial and the expansion of Senesco’s product portfolio. Dr. Thompson’s goals primarily include demonstrating the pre-clinical effects of SNS01-T in combination with certain approved therapeutic products and developing an improved SNS01-T formulation.

In October 2012, the Committee determined to award the following options to purchase shares of our common stock, par value $0.01, to the following named executive officers in connection with the short-term goals and objectives for Fiscal 2013:

Leslie J. Browne, Ph.D.	13,650
Joel Brooks	7,800
Richard Dondero	7,800
John E. Thompson, Ph.D.	7,800

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The option awards allotted for completion of Fiscal 2013 goals and objectives were allocated to the following named executive officers as follows – Dr. Browne: 35%, Mr. Brooks: 20%, Mr. Dondero: 20%, Dr. Thompson: 20%, and 5% of the option awards will be allocated at the Committee’s discretion for outstanding performance to assist Senesco in reaching such goals. Such options were granted on November 16, 2012, which was two days after the filing of our quarterly report on Form 10-Q for the quarter ended September 30, 2012, and had an exercise price equal to the closing price of the common stock on November 16, 2012. The options vest on the basis of a two-step process. First, options vest based on attainment of the pre-established corporate and individual performance goals. Second, the options that are earned based on attainment of performance will vest with respect to twenty-five percent (25%) of such options on the first anniversary of the date of grant with the balance vesting at a rate of 1/36 for each month thereafter, subject to the executive officer’s continued service through each applicable vesting date. No options will vest if the Committee has determined that the performance metrics have not been met.

In August 2013, the Committee determined that the performance metrics had not been fully met. Therefore, a percentage of the options granted in November 2012 were forfeited as follows:

		Performance
		Adjustment	Options	Options
Name	Initial Grant	Percentage	Retained	Forfeited
Leslie J. Browne, Ph.D.	13,650	75%	3,412	10,238
Joel Brooks	7,800	75%	1,950	5,850
Richard Dondero	7,800	75%	1,950	5,850
John E. Thompson, Ph.D.	7,800	75%	1,950	5,850

The remaining retained options will continue to vest pursuant to the vesting schedule set forth above.

Equity Incentive Plan for Fiscal 2014 – The Committee, in coordination with our Chief Executive Officer, established our goals and objectives for Fiscal 2014, which include the following:

•	Contributions relating to the development of our SNS01-T assets:

o	Complete the current phase 1b/2a study in multiple myeloma;
o	Plan a clinical study for SNS01-T in B cell cancers in addition to multiple myeloma;
o	Develop an eIF5A based therapy for another indication; and

o	Develop an effective follow-up SNS01-T formulation;

•	Contributions relating to finance objectives:

o	Improve the capital resources of the company; and
o	Regain a listing on a major stock exchange;

•	Contributions relating to corporate development:

o	Expand product portfolio; and
o	Integrate business acquisitions.

The foregoing goals and objectives were generally weighted as follows: 40% for contributions relating to the development of our SNS01-T assets; 40% to contributions relating to finance objectives; and 20% to contributions relating to corporate development. However, the specific weighting varied from executive officer to executive officer, in order to reflect that officer’s specific duties and responsibilities.

The Committee identified additional individual performance goals and objectives for Fiscal 2014 for Dr. Browne, Messrs. Brooks and Dondero and Dr. Thompson. Dr. Browne’s goals and objectives primarily include the completion of the current clinical trial for SNS01-T, raising capital through financings, planning of the upcoming Phase 2 clinical trial and the expansion of Senesco’s product portfolio. Mr. Brooks’s goals and objectives primarily include raising capital through financings, regaining a listing on a major stock exchange, developing relationships with brokers, funding organizations and health organizations and developing certain financial planning models for Senesco. Mr. Dondero’s goals and objectives primarily include management of Senesco’s clinical trials, planning of new clinical trials for our SNS01-T assets, development of an improved and more cost effective formulation of SNS01-T and expanding our product portfolio. Dr. Thompson’s goals primarily include developing an eIF5A based therapy for another cancer indication and developing an improved and more cost effective SNS01-T formulation.

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In August 2013, the Committee determined to award the following options to purchase shares of our common stock, par value $0.01, to the following named executive officers in connection with the short-term goals and objectives for Fiscal 2014:

Leslie J. Browne, Ph.D.	17,230
Joel Brooks	9,850
Richard Dondero	9,850
John E. Thompson, Ph.D.	9,850

The option awards allotted for completion of Fiscal 2014 goals and objectives will be allocated to the following named executive officers as follows – Dr. Browne: 35%, Mr. Brooks: 20%, Mr. Dondero: 20%, Dr. Thompson: 20%, and 5% of the option awards will be allocated at the Committee’s discretion for outstanding performance to assist Senesco in reaching such goals. Such options will be granted two days after the filing of our annual report on Form 10-K for the year ended June 30, 2013, and will have an exercise price equal to the closing price of the common stock on such date. The options vest on the basis of a two-step process. First, options vest based on attainment of the pre-established corporate and individual performance goals. Second, the options that are earned based on attainment of performance will vest with respect to twenty-five percent (25%) of such options on the first anniversary of the date of grant with the balance vesting at a rate of 1/36 for each month thereafter, subject to the executive officer’s continued service through each applicable vesting date. No options will vest if the Committee has determined that the performance metrics have not been met.

Market Timing of Equity Awards

The Compensation Committee does not engage in any market timing of the equity awards made to the executive officers or other award recipients, and accordingly, there is no established practice of timing our awards in advance of the release of favorable financial results or adjusting the award date in connection with the release of unfavorable financial developments affecting our business. In general, we will attempt, when possible, to make equity awards to our executive officers and directors promptly after the release of our financial results.

Clawback Policy

We are reviewing our current “clawback” policy which provides for recoupment of incentive compensation in certain circumstances in connection with the enactment of recent regulations in that regard and are awaiting final SEC rules and regulations in order to revise our “clawback” policy in compliance with such rules and regulations.

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Analysis of Risk Associated with our Compensation Plans

In making decisions regarding compensation program design and pay levels, our Compensation Committee and senior management, working with our Audit Committee, consider many factors, including any potential risks to Senesco and our stockholders. Although a significant portion of our executives’ compensation is performance-based and “at-risk,” we believe our compensation plans are appropriately structured and are not reasonably likely to have a material adverse effect on us.

We do not believe that the performance-based nature of the executive compensation program encourages excessive risk-taking by our executive officers that would threaten our economic viability. In Fiscal 2013, the Compensation Committee’s performance milestones under the stock option grants for certain clinical objectives were focused on the achievement of specific milestones, rather than a successful outcome. The Compensation Committee believes that this strategy protects against the potential of short-term incentives to encourage excessive risk taking. In addition, long-term equity awards tied to the value of our common stock represent a significant component of an executive officer’s total direct compensation, as evidenced by the compensation breakdown contained in the Summary Compensation Table that follows. Those awards promote a commonality of interest between the executive officers and our stockholders in sustaining and increasing stockholder value. Because the equity awards are typically made on an annual basis to the executive officers, those officers always have unvested awards outstanding that could decrease significantly in value if our business is not managed to achieve its long term goals. Accordingly the overall compensation structure is not overly-weighted toward short-term incentives, and we have taken what we believe are reasonable steps to protect against the potential of disproportionately large short-term incentives that might encourage excessive risk taking.

Executive Benefits and Perquisites

In General – The named executive officers are also provided with certain market competitive benefits, described below. It is the Committee’s belief that such benefits are necessary for us to remain competitive and to attract and retain top caliber executive officers, since such benefits are typically provided by companies in the biotechnology industry and with other companies with which we compete for executive talent.

Retirement Benefits – The named executive officers may participate in the company-wide 401(k) plan. Generally, we do not make any contributions to the 401(k) plan and do not have any additional retirement benefits. During Fiscal 2012, due to an anomaly in the rules, the Company contributed $9,800 to the 401(k) plan for the benefit of Leslie J. Browne, Ph.D. Due to the plan structure and the rules regarding 401K plans, since Dr. Browne began his employment with the Company in May 2010 and our plan year ended June 30, 2010, he only was compensated for two months during the plan year ended June 30, 2010. As the rules do not provide for annualizing his compensation for purposes of determining whether he is a highly or non-highly compensated participant, he was deemed a non-highly compensated participant for that year and the Company was required to make a contribution on his behalf.

Other Benefits and Perquisites – All administrative employees, including the named executive officers, are eligible to receive standard health, disability, and life insurance. We do not provide any additional benefits and perquisites.

Executive Compensation Agreements

None of our named executive officers have a current employment agreement with us.

On October 9, 2012, our board of directors approved a Retention Policy for officers of the Company (the “Policy”). Pursuant to the terms and provisions of the Policy, in the event that an officer of the Company is terminated or resigns for good reason (as such term is defined in the Policy) in connection with a change of control transaction (as such term is defined in the Policy), such officer will be entitled to receive the following (subject to the limitation discussed below):

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(i)          The involuntary termination benefits provided in the officer’s employment agreement, if any, including unpaid compensation and benefits.

(ii)         The full incentive bonus allocated to the officer for the calendar year in which termination occurs, as determined by the Board.

(iii)        A multiple of the officer’s annual base salary: (CEO=2x, CFO=1.5x, VP R&D=1.5x, VP Clinical=1.5x, other officers=1x);

(iv)        Medical coverage with term equal to base salary continuation under the Company’s group health insurance.

(v)         Allowance for all vested options to be exercisable for the remainder of each such vested option’s full remaining exercise period.

(vi)        Immediate vesting of all unvested options granted to the officer.

Notwithstanding the foregoing, if the aggregate compensation set forth in clauses (i), (ii), (iii) and (iv) above to be paid to all officers exceeds 10% of the value of the transaction as determined by the parties (as reflected in a definitive agreement, including the fair market value of any publicly traded securities), or if not reflected in a definitive agreement, then as determined by a qualified, independent third party selected by the board of directors of the Company, then the board of directors shall have the discretion to reduce such compensation pro-rata to the extent necessary to consummate the change of control transaction.

The Policy also provides that our board of directors shall have discretion to grant a termination package in the event an officer is terminated by the board without cause (as such term is defined in the Policy) or resigns for good reason (as such term is defined in the Policy).

The Compensation Committee believes that the severance benefits under the Policy provide financial protection against the potential loss of employment in designated circumstances and will allow our executive officers to focus attention on changes that are in the best interests of the stockholders, without undue concern as to each officer’s own financial situation. The Compensation Committee also believes the accelerated vesting of equity awards is justified because those awards are designed to serve as the primary vehicle for the executives to accumulate financial resources for retirement. Finally, given the time periods and risks involved in pharmaceutical development, the Compensation Committee believes that the extended exercise period is an appropriate way to provide the officers with an opportunity to realize financial gains from decisions made during his or her tenure as an officer. J. Richard advised the Compensation Committee that the Policy is within the competitive range of comparable executive officer severance packages at other companies in the comparator group.

IRC Section 162(m) compliance

As a result of Section 162(m) of the Internal Revenue Code, publicly-traded companies such as us are not allowed a federal income tax deduction for compensation, paid to the Chief Executive Officer and the three other highest paid executive officers, to the extent that such compensation exceeds $1 million per officer in any one year and does not otherwise qualify as performance-based compensation. Currently, our stock option compensation packages are structured so that compensation deemed paid to an executive officer in connection with the exercise of a stock option should qualify as performance-based compensation that is not subject to the $1 million limitation. However, other awards, like restricted stock units (“RSU’s”) that may be granted under our stock incentive plans may or may not so qualify. In establishing the cash and equity incentive compensation programs for the executive officers, it is the Committee’s view that the potential deductibility of the compensation payable under those programs should be only one of a number of relevant factors taken into consideration, and not the sole governing factor. For that reason the Committee may deem it appropriate to continue to provide one or more executive officers with the opportunity to earn incentive compensation, including cash bonus programs tied to our financial performance and RSU awards, which may be in excess of the amount deductible by reason of Section 162(m) or other provisions of the Internal Revenue Code. It is the Committee’s belief that cash and equity incentive compensation must be maintained at the requisite level to attract and retain the executive officers essential to our financial success, even if part of that compensation may not be deductible by reason of the Section 162(m) limitation.

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It is important to note that as of June 30, 2013, the Company had net operating loss carryforwards for federal income tax purposes. These loss carryforwards would defer the impact of any deductions that the Company might lose under Section 162(m) for one or more of those carryforward years.

For Fiscal 2013, none of our executive officer’s compensation reached the $1 million limitation. The Committee will continue to evaluate such $1 million limitation in Fiscal 2014.

Report of the Compensation Committee

The Compensation Committee has reviewed and discussed the Compensation, Discussion and Analysis with management, and based on this review and these discussions, the Compensation Committee recommended to the board that the Compensation, Discussion and Analysis be included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2013 and in this proxy statement.

This report is submitted on behalf of the
Compensation Committee
David Rector, Chairman
John N. Braca

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Summary Compensation Table

The following table sets forth information concerning compensation for services rendered in all capacities during the fiscal years ended June 30, 2013, June 30, 2012 and June 30, 2011 awarded to, earned by or paid to: (i) our Chief Executive Officer; (ii) our Chief Financial Officer; and (iii) each of our two other executive officers whose total compensation for Fiscal 2013 was in excess of $100,000, collectively referred to herein as the named executive officers. No other executive officers who would have otherwise been includable in such table on the basis of total compensation for Fiscal 2013 have been excluded by reason of their termination of employment or change in executive status during that year.

Name and Principal Position	Year (1)	Salary ($)(2)	Bonus ($)	Stock Awards ($) (3)	Option Awards ($) (4)	Non- Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($) (5)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Leslie J. Browne, Ph.D.	2013	$273,860	-	-	$180,180	-	-	-	$454,040
(President and Chief	2012	$266,322	-	-	$151,515	-	-	$9,800	$427,637
Executive Officer)	2011	$250,468	-	-	$154,425	-	-	-	$404,893
Joel Brooks	2013	$178,045	-	-	$102,960	-	-	-	$281,005
(Chief Financial Officer,	2012	$172,682	-	-	$86,580	-	-	-	$259,262
Secretary and Treasurer)	2011	$165,976	-	$2,600	$90,525	-	-	-	$259,101
Richard Dondero	2013	$161,041	-	-	$102,960	-	-	-	$264,001
(Vice-President of	2012	$155,775	-	-	$86,580	-	-	-	$242,355
Research and Development)	2011	$148,827	-	-	$90,525	-	-	-	$239,352
John E. Thompson Ph.D.	2013	$67,500	-	-	$102,960	-	-	-	$170,460
(Executive Vice-	2012	$67,500	-	-	$86,580	-	-	-	$154,080
President and Chief	2011	$65,000	-	-	$90,525	-	-	-	$155,525
Scientific Officer)

(1)    Senesco’s fiscal year ends on June 30.

(2)    Such amount represents actual salary paid, including such amounts deferred in connection with our 401K plan.

(3)    The amounts shown are the grant date fair value of RSU’s awarded to each named executive officer in each year. The fair values of the RSU’s awarded were calculated based on the fair market value of the underlying shares of common stock on the respective grant dates in accordance with FASB ASC Topic 718 and were not adjusted to take into account any estimated forfeitures.

(4) The amounts shown are the grant date fair value of stock options granted to each named executive officer, in accordance with FASB ASC Topic 718 pursuant to the Black-Scholes pricing model. For a discussion of valuation assumptions used in the calculations, see Notes 2 and 10 of Notes to Consolidated Financial Statements included in Part II, Item 8 of our 2013 Form 10-K. The grant date fair values used to calculate such compensation costs were not adjusted to take into account any estimated forfeitures. In October 2012, the Committee determined that the performance metrics for the 2012 grants had not been fully met. Therefore, a percentage of the options granted in Fiscal 2012 were forfeited as follows:

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	Original	Percentage	Options	Grant Date
	Grant	Forfeited	Forfeited	Fair Value
Leslie J. Browne, Ph.D.	8,190	55%	4,505	$83,333
Joel Brooks	4,680	60%	2,808	$51,948
Richard Dondero	4,680	60%	2,808	$51,948
John E. Thompson, Ph.D.	4,680	30%	1,404	$25,974

In August 2013, the Committee determined that the performance metrics for the Fiscal 2013 grants had not been fully met. Therefore, a percentage of the options granted in Fiscal 2013 were forfeited as follows:

	Original	Percentage	Options	Grant Date
	Grant	Forfeited	Forfeited	Fair Value
Leslie J. Browne, Ph.D.	13,650	75%	10,238	$135,135
Joel Brooks	7,800	75%	5,850	$77,220
Richard Dondero	7,800	75%	5,850	$77,220
John E. Thompson, Ph.D.	7,800	75%	5,850	$77,220

The grant date fair values used to calculate such compensation costs were not adjusted to take into account the effect of the forfeitures.

(5) Represents company contribution to the 401(k) plan.

Grants of Plan-Based Awards

The following Grants of Plan Based Awards table provides additional information about stock and option awards and equity incentive plan awards granted to our named executive officers during the fiscal year ended June 30, 2013.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares	All Other Option Awards: Number of Securities Under-	Exercise or Base Price of	Grant Date Fair Value of
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	of Stock or Units (#)	lying Options (#)	Option Awards ($/Sh)	Equity Awards ($)(1)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)
Leslie J. Browne, Ph.D.	11/16/2012	-	-	-	-	13,650	13,650	-	-	$0.165	$180,180
John E. Thompson, Ph.D.	11/16/2012	-	-	-	-	7,800	7,800	-	-	$0.165	$102,960
Joel P. Brooks	11/16/2012	-	-	-	-	7,800	7,800	-	-	$0.165	$102,960
Richard Dondero	11/16/2012	-	-	-	-	7,800	7,800	-	-	$0.165	$102,960

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(1) The amounts shown are the grant date fair value of stock options granted to each named executive officer, in accordance with FASB ASC Topic 718 pursuant to the Black Scholes pricing model. For a discussion of valuation assumptions used in the calculations, see Notes 2 and 10 of Notes to Consolidated Financial Statements included in Part II, Item 8 of our 2013 Form 10-K. The grant date fair values used to calculate such compensation costs were not adjusted to take into account any estimated forfeitures. In August 2013, the Committee determined that the performance metrics had not been fully met. Therefore, a percentage of the options granted in Fiscal 2013 were forfeited as follows:

	Original	Percentage	Options	Grant Date
	Grant	Forfeited	Forfeited	Fair Value
Leslie J. Browne, Ph.D.	13,650	75%	10,238	$135,135
Joel Brooks	7,800	75%	5,850	$77,220
Richard Dondero	7,800	75%	5,850	$77,220
John E. Thompson, Ph.D.	7,800	75%	5,850	$77,220

The grant date fair values used to calculate such compensation costs were not adjusted to take into account the effect of the forfeitures.

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Outstanding Equity Awards at Fiscal Year-End

The following table summarizes the equity awards we have made to our named executive officers which are outstanding as of June 30, 2013.

	Option Awards							Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexer- cisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
(a)	(b)		(c)	(d)		(e)	(f)	(g)	(h)	(i)	(j)
Leslie J. Browne, Ph.D.	-		-	13,650	(1)(5)	$16.50	11/16/2022	-	-	-	-
	1,229	(1)	-	2,457	(1)	$23.00	09/30/2021	-	-	-	-
	2,568	(1)	-	4,682	(1)	$26.00	11/17/2020	-	-	-	-
	2,222	(1)	-	7,778	(1)	$55.00	05/25/2020	-	-	-	-
Joel P. Brooks	-		-	7,800	(1)(5)	$16.50	11/16/2022	-	-	-	-
	527	(1)	-	1,346	(1)	$23.00	9/30/2021	-	-	-	-
	1,505	(1)	-	2,745	(1)	$26.00	11/17/2020	-	-	-	-
	3,000	(2)	-	-		$29.00	02/19/2020	-	-	-	-
	150	(3)	-	-		$315.00	12/16/2013	-	-	-	-
	200	(3)	-	-		$345.00	12/16/2014	-	-	-	-
	250	(3)	-	-		$140.00	12/14/2015	-	-	-	-
	250	(3)	-	-		$108.00	12/14/2016	-	-	-	-
Richard Dondero	-		-	7,800	(1)(5)	$16.50	11/16/2022	-	-	-	-
	527	(1)	-	1,346	(1)	$23.00	09/30/2021	-	-	-	-
	1,505	(1)	-	2,745	(1)	$26.00	11/17/2020	-	-	-	-
	3,000	(2)	-	-		$29.00	02/19/2020	-	-	-	-
	100	(3)	-	-		$345.00	12/16/2014	-	-	-	-
	250	(3)	-	-		$140.00	12/14/2015	-	-	-	-
	250	(3)	-	-		$108.00	12/14/2016	-	-	-	-
	719	(4)	-	-		$99.00	12/13/2017	-	-	-	-
	600	(4)	-	-		$99.00	12/13/2017	-	-	-	-
	760	(4)	-	-		$60.00	11/19/2018	-	-	-	-
John E. Thompson Ph.D.	-		-	7,800	(1)(5)	$16.50	11/16/2022	-	-	-	-
	1,580	(1)	-	1,697	(1)	$23.00	09/30/2021	-	-	-	-
	1,505	(1)	-	2,745	(1)	$26.00	11/17/2020	-	-	-	-
	200	(3)	-	-		$315.00	12/16/2013	-	-	-	-
	550	(3)	-	-		$345.00	12/16/2014	-	-	-	-
	200	(3)	-	-		$140.00	12/14/2015	-	-	-	-
	250	(3)	-	-		$108.00	12/14/2016	-	-	-	-
	527	(4)	-	-		$99.00	12/13/2017	-	-	-	-
	500	(4)	-	-		$99.00	12/13/2017	-	-	-	-
	480	(4)	-	-		$60.00	11/19/2018	-	-	-	-

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(1)	One-quarter of such options will vest on the first anniversary of the date of grant with one-thirty-sixth of the balance vesting each month thereafter.
(2)	600 of such options vested on the date of grant and an additional 600 of such options vested on each of June 30, 2010 and June 30, 2011. An additional 600 of such options will vest on each of June 30, 2012 and June 30, 2013.
(3)	One-third of such options vested on the date of grant and an additional one-third of such options vested on each of the first and second anniversary of the date of grant.
(4)	Such amounts consist of performance based options which vest upon the achievement of certain milestones under our long-term incentive plan and continued service.
(5)	Such amounts consist of performance based options which vest upon the achievement of certain milestones under our stock incentive plan and continued service. In August 2013, the Committee determined that the performance metrics had not been fully met. Therefore, a percentage of the options granted in Fiscal 2013 were forfeited as follows:

	Original	Percentage	Options
	Grant	Forfeited	Forfeited
Leslie J. Browne, Ph.D.	13,650	75%	10,238
Joel Brooks	7,800	75%	5,850
Richard Dondero	7,800	75%	5,850
John E. Thompson, Ph.D.	7,800	75%	5,850

The equity awards outstanding as of June 30, 2013 were not adjusted to take into account the effect of the forfeitures.

Option Exercises and Stock Vested

There were no option exercises and stock vested activity for our named executive officers during the year ended June 30, 2013.

Employment Contracts, Termination of Employment, and Change-in-Control Arrangements

None of our named executive officers have a current employment agreement with us.

Executive Severance. On October 9, 2012, our board of directors approved a Retention Policy for officers of the Company (the “Policy”). Pursuant to the terms and provisions of the Policy, in the event that an officer of the Company is terminated or resigns for good reason (as such term is defined in the Policy) in connection with a change of control transaction (as such term is defined in the Policy), such officer will be entitled to receive the following (subject to the limitation discussed below):

(i)	The involuntary termination benefits provided in the officer’s employment agreement, if any, including unpaid compensation and benefits.

(ii)      The full incentive bonus allocated to the officer for the calendar year in which termination occurs, as determined by the Board.

(iii)     A multiple of the officer’s annual base salary: (CEO=2x, CFO=1.5x, VP R&D=1.5x, VP Clinical=1.5x, other officers=1x);

(iv)     Medical coverage with term equal to base salary continuation under the Company’s group health insurance.

(v)      Allowance for all vested options to be exercisable for the remainder of each such vested option’s full remaining exercise period.

(vi)     Immediate vesting of all unvested options granted to the officer.

Notwithstanding the foregoing, if the aggregate compensation set forth in clauses (i), (ii), (iii) and (iv) above to be paid to all officers exceeds 10% of the value of the transaction as determined by the parties (as reflected in a definitive agreement, including the fair market value of any publicly traded securities), or if not reflected in a definitive agreement, then as determined by a qualified, independent third party selected by the board of directors of the Company, then the board of directors shall have the discretion to reduce such compensation pro-rata to the extent necessary to consummate the change of control transaction.

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The Policy also provides that our board of directors shall have discretion to grant a termination package in the event an officer is terminated by the board without cause (as such term is defined in the Policy) or resigns for good reason (as such term is defined in the Policy).

Equity Compensation Plans

The following table reflects information relating to equity compensation plans as of June 30, 2013.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Stock Option plans approved by security holders	231,748	(1)	$35.00	46,304	(2)
Equity compensation plans not approved by security holders	—		—	—
Total	231,748	(1)	$35.00	46,304	(2)

(1)	Issued pursuant to our 1998 Stock Plan and 2008 Stock Plan.

(2)	Available for future issuance pursuant to our 2008 Stock Plan.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Our common stock is the only class of stock entitled to vote at the Meeting. Only our stockholders of record as of the close of business on the Record Date are entitled to receive notice of and to vote at the Meeting. As of the Record Date, there were 233 holders of record of our common stock, and we had outstanding 4,957,275 shares of our common stock and each outstanding share is entitled to one (1) vote at the Meeting. The following table sets forth certain information, as of the Record Date, with respect to holdings of our common stock by (i) each person known by us to be the beneficial owner of more than 5% of the total number of shares of our common stock outstanding as of such date; (ii) each of our directors, which includes all nominees, and our named executive officers; and (iii) all of our directors and our current executive officers as a group.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership(2)		Percent of Class(3)

(i) Certain Beneficial Owners:

Frost Gamma Investments Trust 4400 Biscayne Blvd Miami, FL 33137	495,241	(4)	9.9%

Alpha Capital Anstalt Padafant 7 Furstentums 9490 Vaduz, Liechtenstein	490,780	(5)	9.9%

Michael Brauser 4400 Biscayne Blvd Suite 850 Miami, FL 33137	510,167	(6)	9.9%

Barry Honig 555 South Federal Highway #450 Boca Raton, FL 33432	515,050	(7)	9.9%

Paul E. Klaver 134 Columbia Street W Unit 18 Waterloo, Ontario N2L 3K8	257,831	(8)	5.1%
(ii) Directors (which includes all nominees), Named Executive Officers and Chief Executive Officer:
Harlan W. Waksal, M.D.	63,357	(9)	1.3%
John N. Braca	19,417	(10)	*
Jack Van Hulst	17,769	(11)	*
Christopher Forbes	178,181	(12)	3.6%
Warren J. Isabelle	7,283	(13)	*
Thomas C. Quick	23,143	(14)	*
David Rector	22,311	(15)	*
Rudolf Stalder	32,897	(16)	*
John E. Thompson, Ph.D.	14,580	(17)	*
Joel P. Brooks	9,899	(18)	*
Richard Dondero	11,369	(19)	*
Leslie J. Browne, Ph.D.	20,725	(20)	*
(iii) All Directors and current executive officers as a group (12 persons)	420,931	(21)	8.1%

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*	Less than 1%

(1)	Unless otherwise provided, all addresses should be care of Senesco Technologies, Inc., 721 Route 202/206, Suite 130, Bridgewater, New Jersey 08807.

(2)	Except as otherwise indicated, all shares of common stock are beneficially owned and sole investment and voting power is held by the persons named.

(3)	Applicable percentage of ownership is based on 4,957,275, shares of our common stock outstanding as of December 26, 2013, plus any common stock equivalents and options or warrants held by such holder which are presently or will become exercisable within sixty (60) days after December 26, 2013.

(4)	Includes 333,333 shares of common stock held by Frost Gamma Investments Trust, of which Dr. Phillip Frost is the trustee, and 161,908 shares of common stock underlying warrants and excludes 838,091 shares of common stock underlying warrants which contain a blocker provision under which the holder can only exercise the warrants to a point where stockholder and the stockholder’s affiliates would beneficially own a maximum of 9.99% of the Company’s outstanding shares.

(5)	Includes shares of common stock and shares of common stock underlying warrants and excludes certain shares of common stock underlying warrants which contain a blocker provision under which the holder can only exercise the warrants to a point where stockholder and the stockholder’s affiliates would beneficially own a maximum of 9.99% of the Company’s outstanding shares.

(6)	Includes 362,667 shares of common stock, of which 25,000 shares are held by Birchtree Capital, LLC, of which Michael Brauser is the Manager and 147,500 shares of common stock underlying warrants and excludes 937,500 shares of common stock underlying warrants which contain a blocker provision under which the holder can only exercise the warrants to a point where the stockholder and the stockholder’s affiliates would beneficially own a maximum of 9.99% of the Company’s outstanding shares.

(7)	Includes 316,667 shares of common stock and 198,383 shares of common stock underlying warrants and excludes 751,617 shares of common stock underlying warrants which contain a blocker provision under which the holder can only exercise the warrants to a point where stockholder and the stockholder’s affiliates would beneficially own a maximum of 9.99% of the Company’s outstanding shares.

(8)	Includes 133,600 shares of common stock of which 60,000 shares are held by Urantia Outreach, of which Mr. Klaver is the President. Includes 44,231 shares of common stock issuable pursuant to presently exercisable warrants and 80,000 shares of common stock issuable pursuant to the conversion of convertible preferred stock at a conversion rate of $2.50 per share.

(9)	Includes 35,165 shares of common stock issuable pursuant to presently exercisable warrants and options or options which will become exercisable within sixty (60) days after December 26, 2013. Excludes 3,588 shares of common stock issuable pursuant to options which become exercisable after sixty (60) days from December 26, 2013.

(10)	Includes 18,037 shares of common stock issuable pursuant to presently exercisable warrants and options or options which will become exercisable within sixty (60) days after December 26, 2013. Excludes 1,855 shares of common stock issuable pursuant to options which become exercisable after sixty (60) days from December 26, 2013.

(11)	Includes 17,368 shares of common stock issuable pursuant to presently exercisable warrants and options or options which will become exercisable within sixty (60) days after December 26, 2013. Excludes 1,419 shares of common stock issuable pursuant to options which become exercisable after sixty (60) days from December 26, 2013.

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(12)	Includes 50,608 shares of common stock issuable pursuant to presently exercisable warrants and options or options which will become exercisable within sixty (60) days after December 26, 2013. Excludes 1,590 shares of common stock issuable pursuant to options which become exercisable after sixty (60) days from December 26, 2013.

(13)	Includes 6,245 shares of common stock issuable pursuant to presently exercisable warrants and options or options which will become exercisable within sixty (60) days after December 26, 2013. Excludes 1,325 shares of common stock issuable pursuant to options which become exercisable after sixty (60) days from December 26, 2013.

(14)	Represents 6,752 shares of common stock and 141 shares of common stock issuable pursuant to warrants issued to Thomas C. Quick Charitable Foundation, of which Mr. Quick is the sole trustee. Represents 1,397 shares of common stock and 14,853 shares of common stock issuable pursuant to presently exercisable options or options which will become exercisable within sixty (60) days after December 26, 2013 issued to Thomas C. Quick. Excludes 1,325 shares of common stock issuable pursuant to options which become exercisable after sixty (60) days from December 26, 2013.

(15)	Includes 18,783 shares of common stock issuable pursuant to presently exercisable warrants and options or options which will become exercisable within sixty (60) days after December 26, 2013. Excludes 1,855 shares of common stock issuable pursuant to options which become exercisable after sixty (60) days from December 26, 2013.

(16)	Includes 22,223 shares of common stock issuable pursuant to presently exercisable warrants and options or options which will become exercisable within sixty (60) days after December 26, 2013. Excludes 2,513 shares of common issuable pursuant to options which become exercisable after sixty (60) days from December 26, 2013.

(17)	Represents 5,720 shares of common stock held by 2091794 Ontario Ltd., of which Dr. Thompson is the sole owner, and 8,860 shares of common stock issuable pursuant to presently exercisable options or options which will become exercisable within sixty (60) days after December 26, 2013 issued to John E. Thompson, Ph.D. Excludes 12,973 shares of common issuable pursuant to options which become exercisable after sixty (60) days from December 26, 2013.

(18)	Includes 9,390 shares of common stock issuable pursuant to presently exercisable options or options which will become exercisable within sixty (60) days after December 26, 2013. Excludes 12,232 shares of common stock issuable pursuant to options which become exercisable after sixty (60) days from December 26, 2013.

(19)	Includes 11,369 shares of common stock issuable pursuant to presently exercisable options or options which will become exercisable within sixty (60) days after December 26, 2013. Excludes 12,232 shares of common stock issuable pursuant to options which become exercisable after sixty (60) days from December 26, 2013.

(20)	Includes 19,435 shares of common stock issuable pursuant to presently exercisable options or options which will become exercisable within sixty (60) days after December 26, 2013. Excludes 22,143 shares of common stock issuable pursuant to options which become exercisable after sixty (60) days from December 26, 2013.

(21)	See Notes 9 through 20.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Contractual Relationships

Service Agreements

Christopher Forbes, our director, is Vice Chairman of Forbes Media LLC, Vice Chairman of Forbes Family Holdings, Inc. and Vice President of Forbes Management Co., Inc. Mr. Forbes was also Vice Chairman of Forbes Inc. Forbes, Inc. and Forbes Management Company, Inc. have provided and will continue to provide us with introductions to strategic alliance partners and, from time to time, use of its office space. In recognition of these services, during Fiscal 2012, we granted to Forbes Management Company, Inc. an option to purchase shares of our common stock. The awards to the Forbes entities are described in the table below.

Date of Grant	# of Option Shares	Exercise Price	Value of Services on Date of Grant	# of Option Shares Vested
September 30, 2011	100	$23.00	$1,780	67

The exercise price of the option granted to Forbes Management Company, Inc. represented the fair market value of our common stock on the respective dates of grant.

Research and Development Agreements

Effective September 1, 1998, we entered into a three-year research and development agreement, which has been extended for successive periods through August 31, 2013, with John E. Thompson, Ph.D. and the University of Waterloo in Waterloo, Ontario, Canada, referred to as the University. Dr. Thompson is our director and officer and beneficially owns approximately 0.9% of our common stock. Dr. Thompson is the Associate Vice President, Research and former Dean of Science of the University. Dr. Thompson and the University will provide research and development under our direction. Research and development expenses under this agreement for the years ended June 30, 2013 and 2012 aggregated US $628,995 and US $573,368, respectively. Effective September 1, 2012, we, Dr. Thompson and the University extended the agreement for an additional one-year period through August 31, 2013 in the amount of CAN $611,500. Effective September 1, 2013, we, Dr. Thompson and the University extended the agreement for an additional one-year period through August 31, 2014 in the amount of CAN $371,400. As of August 31, 2013, such amount represented approximately US $371,400.

Consulting Agreement

Effective May 1, 1999, we entered into a three-year consulting agreement, which has been extended for successive periods through June 30, 2014, for research and development with Dr. Thompson. This agreement provided for monthly payments of $3,000 through June 2004. However, effective January 1, 2003, 2006, 2007 and 2011, the agreement was amended to increase the monthly payments from $3,000 to $5,000, from $5,000 to $5,200, from $5,200 to $5,417, and from $5,417 to $5,625, respectively.

Debt / Equity Transactions

Line of Credit

On February 17, 2010, we entered into a credit agreement with JMP Securities LLC. The agreement provides us with, subject to certain restrictions, including the existence of suitable collateral, up to a $3.0 million line of credit upon which we may draw at any time (the “Line of Credit”). Any draws upon the Line of Credit accrue at a monthly interest rate of the broker rate in effect at the interest date (which was 3.75% at June 30, 2013), plus 2.0%. There are no other conditions or fees associated with the Line of Credit. The Line of Credit is not secured by any of our assets, but it is secured by certain assets of a member of our board of directors, Harlan W. Waksal, M.D., which security interest is currently held by JMP Securities. The balance outstanding as of June 30, 2013 was $2,187,082.

January 2012 Transaction with Christopher Forbes and Harlan W. Waksal, M.D.

On January 6, 2012, in connection with a public placement of our common stock, we entered into securities purchase agreements with, among others, certain of our directors, Christopher Forbes and Harlan Waksal, pursuant to which such directors purchased an aggregate of 11,538 shares of our common stock at a purchase price of $26.00 per share, for an approximate aggregate value of $300,000.

34

Conversion of Preferred Stock

On August 8, 2012, in connection with a warrant exchange, certain of our directors, Christopher Forbes and Harlan Waksal, converted their 1,200 shares of Series B preferred stock into 46,154 shares of our common stock, as determined pursuant to the terms set forth in the Certificate of Designation of Preferences, Rights and Limitations of 10% Series B Convertible Preferred Stock. The aggregate value of such shares of common stock was approximately $1,292,308 on the date of conversion based upon the closing price of $28.00 per share on August 8, 2012. Such conversions were not made pursuant to warrant exchange agreements and therefore such directors did not receive any additional Common Stock. Following this conversion, no shares of Series B Preferred Stock remain outstanding.

Review and Approval of Related Person Transactions

Our Audit Committee Charter requires that our Audit Committee review and approve or ratify transactions involving us and any executive officer, director, director nominee, 5% stockholder and certain of their immediate family members, also referred to herein as a related person. The policy and procedures cover any transaction involving a related person, also referred to herein as a related person transaction, in which the related person has a material interest and which does not fall under an explicitly stated exception set forth in the applicable disclosure rules of the SEC.

A related person transaction will be considered approved or ratified if it is authorized by the Audit Committee after full disclosure of the related person’s interest in the transaction. In considering related person transactions, the Audit Committee will consider any information considered material to investors and the following factors:

•	the related person’s interest in the transaction;
•	the approximate dollar value of the transaction;
•	whether the transaction was undertaken in the ordinary course of our business;
•	whether the terms of the transaction are no less favorable to us than terms that we could have reached with an unrelated third party; and
•	the purpose and potential benefit to us of the transaction.

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PROPOSAL 2

AMENDMENT AND RESTATEMENT OF THE SENESCO TECHNOLOGIES, INC.

 2008 INCENTIVE COMPENSATION PLAN

Introduction

Our 2008 Incentive Compensation Plan governs the award and payment of equity awards to our officers and employees, non-employee members of our board of directors, as well as independent consultants and contractors in our employ or service. On December 23, 2013 our Board of Directors approved an amended and restated 2008 Incentive Compensation Plan, subject to stockholder approval at the Annual Meeting (the “2008 Plan”). The primary purpose of the amendment and restatement is to increase the number of shares available for issuance under the 2008 Plan, as described under the heading “Summary of the Changes Subject to Stockholder Approval” below.

The development and commercialization of pharmaceutical products involves a high degree of risk, particularly in the early stages of clinical development. It takes many years of clinical development to reduce this risk. Like most other biotechnology companies that have not yet commercialized any pharmaceutical products, we have been heavily dependent on the capital markets for our cash requirements. Given the limitations on our available cash resources, and the long-term risks associated with the achievement of our strategic objectives, we have historically used equity compensation to complement the amount of cash used for compensation purposes. We rely on equity compensation in order to attract and retain key employees, align the interests of our executive officers with those of our stockholders and to provide our executive officers and other employees and consultants with the opportunity to accumulate retirement income.

In connection with our stock-based compensation programs, we are committed to using equity incentive awards prudently and within reasonable limits. Accordingly, we closely monitor our stock award “burn rate” each year. Our annual burn rate is determined by dividing the number of shares of our common stock subject to stock-based awards we grant in a calendar year by the weighted average number of our fully-diluted shares of common stock outstanding for that calendar year. In order to address potential stockholder concerns regarding the number of shares of common stock that will be subject to awards that we intend to grant under the 2008 Plan in a given year, our board commits to our stockholders that for the next five calendar years, beginning with the 2014 calendar year, the “burn rate” with respect to grants other than to newly-hired employees under the 2008 Plan will not exceed 3% per year on average, unless the board or the compensation committee determines that additional grants are necessary in order to accomplish the objectives of the Company’s equity incentive program.

The increases to the 2008 Plan share reserve described below are designed to provide flexibility to meet our need to remain competitive in the marketplace in order to attract and retain executive talent and other key employees and consultants for four to five years. During this time we anticipate that we will continue to utilize equity incentives as an important component of our compensation program.

Summary of the Changes Subject to Stockholder Approval

230,050 shares of our common stock were previously reserved for issuance over the term of the 2008 Plan. In addition, on January 1 of each calendar year, beginning with the calendar year 2012 and ending with the calendar year 2015, the 2008 Plan share reserve automatically increases so that the total number of shares available for issuance under the plan as of the date of such increase is equal to 15% of the fully-diluted outstanding shares of our common stock as of such date, but in no event will such annual increase exceed 70,000 shares per year (the “Evergreen Feature”). As of January 1, 2014, 75,822 shares remained available for issuance under the 2008 Plan, 254,988 shares were subject to outstanding awards under the plan and 0 shares had been issued pursuant to awards under the 2008 Plan.

36

The primary purpose for the amendment and restatement and the request for stockholder approval of the 2008 Plan at this time is to:

(i)	increase the number of shares available for award under the 2008 Plan by 1,500,000 shares;

(ii)	extend the term of the Evergreen Feature through January 2018;

(iii)	increase the Evergreen Feature cap from 70,000 shares to 500,000 shares, beginning with the 2015 year evergreen increase; and

(iv)	approve an increase to the number of shares that can be granted as incentive stock options under the 2008 Plan that corresponds to the increases in items (i)-(iii) above.

The foregoing proposed changes will enable the Company to continue to attract and retain executives and other key employees and consultants, to link incentive awards to Company performance, to encourage employee ownership in the Company and to more closely align the interests of employees with those of its stockholders.

Another purpose for the amendment and restatement and the request for stockholder approval of the 2008 Plan at this time is to approve technical modifications to the terms of the 2008 Plan, including changes designed to ensure that certain awards made under the 2008 Plan will qualify as "performance-based" compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

Section 162(m) generally does not allow a publicly held company to obtain tax deductions for compensation of more than $1 million paid in any year with respect to its chief executive officer and the three other highest paid named executive officers of the company (not including the company’s chief financial officer) (“covered officers”). However, payments that qualify as “performance-based” in accordance with conditions specified under Section 162(m) are exempt from this limitation. Under Section 162(m), shareholder approval of the 2008 Plan, including the following award limits, is necessary to permit stock option and stock appreciation right awards to qualify as “performance-based” under Section 162(m). Accordingly, shareholder approval of this proposal will assure that any deductions to which the Company would otherwise be entitled upon the exercise of stock options or stock appreciation rights granted under the 2008 Plan will not be subject to the $1 million limitation on the income tax deductibility of compensation paid per covered officer imposed under Section 162(m). Pursuant to such limitations, no participant may receive in any single calendar year (i) option grants and stand-alone stock appreciation rights for more than 500,000 shares of our common stock, (ii) direct stock issuances or other stock-based awards (other than option grants and stand-alone stock appreciation rights) for more than 500,000 shares of our common stock and (iii) awards (for awards measured in terms of cash dollars, whether payable in cash, shares of our common stock, or both) with an aggregate dollar value in excess of $1,000,000, with such limitation to be measured at the time the award is made.

Any deductions to which the Company would otherwise be entitled upon the settlement of performance shares or performance units will also not be subject to the $1 million deduction limitation to the extent the vesting of those awards is tied to the attainment of one or more of the performance milestones identified in the plan summary below.

Summary Description of 2008 Incentive Compensation Plan

The principal terms and provisions of the 2008 Plan are set forth below. The summary, however, is not intended to be a complete description of all the terms of the 2008 Plan and is qualified in its entirety by reference to the complete text of the 2008 Plan, filed with this Proxy Statement as Appendix A on the SEC’s website at http:www.sec.gov. Any stockholder who wishes to obtain a copy of the actual plan documents may do so upon written request to our Corporate Secretary at our principal offices at 721 Route 202/206, Suite 130, Bridgewater, New Jersey 08807.

Types of Awards. The following types of awards may be granted under the 2008 Plan: options, stock appreciation rights, stock awards, restricted stock units, cash awards, performance units and dividend equivalent rights. The principal features of each type of award are described below.

37

Administration. The Compensation Committee of our board has the exclusive authority to administer the 2008 Plan with respect to awards made to our executive officers and non-employee board members and has the authority to make awards under the 2008 Plan to all other eligible individuals. However, our board may at any time appoint a secondary committee of one (1) or more board members to have separate but concurrent authority with the Compensation Committee to make awards under the 2008 Plan to individuals other than executive officers and non-employee board members. In addition, our board may delegate to one (1) or more executive officers the power to grant awards under the 2008 Plan to one (1) or more employees (other than executive officers) and to exercise such other powers under the 2008 Plan as the board may determine. However, either the board or the Compensation Committee will fix the terms of the awards granted by such officers and the maximum number of shares for which the executive officers may grant such awards.

The term “plan administrator,” as used in this summary, will mean our compensation committee, any secondary committee and any executive officers to whom administrative authority is delegated, to the extent each such entity or individual is acting within the scope of its administrative authority under the 2008 Plan.

Eligibility. Officers and employees, non-employee members of our board of directors (or the board of our parent or subsidiary), as well as independent consultants and contractors, in our employ or service or in the employ or service of our parent or subsidiary companies (whether now existing or subsequently established) are eligible to participate in the 2008 Plan. As of December 31, 2013, approximately 12 persons (including 3 executive officers) and 9 non-employee board members were eligible to participate in the 2008 Plan.

Securities Subject to 2008 Plan. 1,730,050 shares of our common stock have been reserved for issuance over the term of the 2008 Plan. In addition, on January 1 of each calendar year, beginning with the calendar year 2012 and ending with the calendar year 2018, the 2008 Plan share reserve automatically increases pursuant to the Evergreen Feature. To the extent any options or restricted stock units outstanding under the predecessor 1998 Stock Incentive Plan, also referred to herein as the 1998 Plan, on the effective date of the 2008 Plan subsequently terminate unexercised or without the issuance of shares, the number of shares of common stock subject to those terminated options and restricted stock units will be added to the share reserve available for issuance under the 2008 Plan, up to an additional 10,000 shares.

The maximum number of shares of common stock which may be issued pursuant to options intended to qualify as incentive stock options under the federal tax laws shall be limited to 1,730,050 shares plus such number shall be increased each year by the increase in the share reserve under the Evergreen Feature, up to a maximum increase of 500,000 per year (70,000 per year through the 2014 calendar year).

Awards made under the 2008 Plan will be subject to the following per-participant limitations in order to provide the plan administrator with the opportunity to structure one (1) or more of those awards as performance-based compensation under Section 162(m) of the Internal Revenue Code (“Section 162(m)”):

•	No participant in the 2008 Plan may receive in any single calendar year, (i) option grants and stand-alone stock appreciation rights for more than 500,000 shares of our common stock or (ii) direct stock issuances or other stock-based awards (other than option grants and stand-alone stock appreciation rights) for more than 500,000 shares of our common stock, subject to adjustment for subsequent stock splits, stock dividends and similar transactions. Stockholder approval of this proposal will also constitute re-approval of these-share limitations for purposes Section 162(m). Accordingly, such limitations will assure that any deductions to which we would otherwise be entitled upon the exercise of stock options or stock appreciation rights granted under the 2008 Plan will not be subject to the $1 million limitation on the income tax deductibility of compensation paid per executive officer imposed under Section 162(m).
•	For awards measured in terms of cash dollars at the time of grant (whether payable in cash, shares of our common stock, or both), no participant in the 2008 Plan may receive awards with an aggregate dollar value in excess of $1,000,000 in any one (1) calendar year, with such limitation to be measured at the time the award is made. Stockholder approval of this proposal will also constitute re-approval of the $1,000,000 limitation for purposes of Section 162(m). Accordingly, such limitation will assure that any deductions to which we would otherwise be entitled upon the payment of cash bonuses or the settlement of performance units will not be subject to the $1 million limitation on the income tax deductibility of compensation paid per executive officer imposed under Section 162(m), to the extent the vesting of those awards is tied to the attainment of one (1) or more of the corporate performance milestones discussed below.

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The shares of common stock issuable under the 2008 Plan may be drawn from shares of our authorized but unissued common stock or from shares of our common stock that we acquire, including shares purchased on the open market or in private transactions.

Shares subject to outstanding awards under the 2008 Plan that expire or otherwise terminate prior to the issuance of the shares subject to those awards will be available for subsequent issuance under the 2008 Plan. Any unvested shares issued under the 2008 Plan that are subsequently forfeited or that we repurchase, at a price not greater than the original issue price paid per share, pursuant to our repurchase rights under the 2008 Plan will be added back to the number of shares reserved for issuance under the 2008 Plan and will accordingly be available for subsequent issuance.

In addition, the following share counting procedures will apply in determining the number of shares of common stock available from time to time for issuance under the 2008 Plan:

•	Should the exercise price of an option be paid in shares of our common stock, then the number of shares reserved for issuance under the 2008 Plan will be reduced by the net number of shares issued under the exercised option.
•	Should shares of common stock otherwise issuable under the 2008 Plan be withheld by us in satisfaction of the withholding taxes incurred in connection with the issuance, exercise or settlement of an award under the plan, then the number of shares of common stock available for issuance under the 2008 Plan will be reduced by the net number of shares actually issued after any such share withholding.
•	Upon the exercise of any stock appreciation right granted under the 2008 Plan, the share reserve will be reduced by the net number of shares actually issued upon such exercise.

Awards. The plan administrator has complete discretion to determine which eligible individuals are to receive awards, the time or times when those awards are to be granted, the number of shares or amount of payment subject to each such award, the vesting and exercise schedule (if any) to be in effect for the award, the cash consideration (if any) payable per share subject to the award and the form of payment in which the award is to be settled, the maximum term for which the award is to remain outstanding, the status of any granted option as either an incentive stock option or a non-statutory option under the federal tax laws, and with respect to performance-based awards, the amount payable at one or more levels of attained performance, the payout schedule and the form of payment.

Stock Options. Each granted option will have an exercise price per share determined by the plan administrator, but the exercise price will not be less than one hundred percent (100%) of the fair market value of the option shares on the grant date. No granted option will have a term in excess of ten (10) years. The shares subject to each option will generally vest in one or more installments over a specified period of service measured from the grant date or upon the achievement of pre-established performance objectives. However, one or more options may be structured so that they will be immediately exercisable for any or all of the option shares. The shares acquired under such immediately exercisable options will be subject to repurchase by us, at the lower of the exercise price paid per share or the fair market value per share, if the optionee ceases service prior to vesting in those shares.

Upon cessation of service, the optionee will have a limited period of time in which to exercise his or her outstanding options to the extent exercisable for vested shares. The plan administrator will have complete discretion to extend the period following the optionee’s cessation of service during which his or her outstanding options may be exercised, provide for continued vesting during the applicable post-service exercise period and/or accelerate the exercisability or vesting of options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding,

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Stock Appreciation Rights. The 2008 Plan allows the issuance of two types of stock appreciation rights:

•	Tandem stock appreciation rights granted in conjunction with options which provide the holders with the right to surrender the related option grant for an appreciation distribution from us in an amount equal to the excess of (i) the fair market value of the vested shares of our common stock subject to the surrendered option over (ii) the aggregate exercise price payable for those shares.
•	Stand-alone stock appreciation rights which allow the holders to exercise those rights as to a specific number of shares of our common stock and receive in exchange an appreciation distribution from us in an amount equal to the excess of (i) the fair market value of the shares of common stock as to which those rights are exercised over (ii) the aggregate exercise price in effect for those shares. The exercise price per share may not be less than the fair market value per share of our common stock on the date the stand-alone stock appreciation right is granted, and the right may not have a term in excess of ten (10) years.

The appreciation distribution on any exercised stock appreciation right will be paid in (i) cash, (ii) shares of our common stock or (iii) a combination of cash and shares of our common stock. Upon cessation of service with us, the holder of a stock appreciation right will have a limited period of time in which to exercise that right to the extent exercisable at that time. The plan administrator has complete discretion to extend the period following the holder’s cessation of service during which his or her outstanding stock appreciation rights may be exercised, provide for continued vesting during the applicable post-service exercise period and/or accelerate the exercisability or vesting of stock appreciation rights in whole or in part. Such discretion may be exercised at any time while the stock appreciation rights remain outstanding.

Repricing Prohibition. The plan administrator may not implement any of the following repricing programs without obtaining stockholder approval: (i) the cancellation of outstanding options or stock appreciation rights in return for new options or stock appreciation rights with a lower exercise price per share, (ii) the cancellation of outstanding options or stock appreciation rights with exercise prices per share in excess of the then current fair market value per share of our common stock for consideration payable in our equity securities or (iii) the direct reduction of the exercise price in effect for outstanding options or stock appreciation rights.

Stock Awards and Restricted Stock Units. Shares of our common stock may be issued under the 2008 Plan subject to performance or service vesting requirements established by the plan administrator or as a fully-vested bonus for past services without any cash outlay required of the recipient. Shares of our common stock may also be issued under the 2008 Plan pursuant to restricted stock units which entitle the recipients to receive those shares upon the attainment of designated performance goals or the completion of a prescribed service period or upon the expiration of a designated time period following the vesting of those units, including (without limitation), a deferred distribution date following the termination of the recipient’s service with us.

In order to assure that the compensation attributable to one or more stock awards or restricted stock units will qualify as performance-based compensation which will not be subject to the $1 million limitation on the income tax deductibility of the compensation paid per executive officer which is imposed under Internal Revenue Code Section 162(m), the plan administrator will have the discretionary authority to structure one or more such awards so that the shares of common stock subject to those awards will vest only upon the achievement of certain pre-established corporate performance goals based on one or more of the following criteria: (i) pre-tax or after-tax earnings, profit or net income, (ii) revenue or revenue growth, (iii) earnings per share, (iv) return on assets, capital or stockholder equity, (v) total stockholder return, (vi) gross or net profit margin, (vii) cash flow, (viii) earnings or operating income before interest, taxes, depreciation, amortization and/or charges for stock-based compensation, (ix) market share, (x) increases in customer base, (xi) operating income, net operating income or net operating income after recorded tax expense; (xii) operating profit, net operating profit or net operating profit after recorded tax expense, (xiii) operating margin, (xiv) cost reductions or other expense control objectives, (xv) market price of our common stock, whether measured in absolute terms or in relationship to earnings or operating income, (xvi) budget objectives, (xvii) working capital, (xviii) mergers, acquisitions or divestitures or (xix) measures of customer satisfaction. Each performance criteria may be based upon the attainment of specified levels of our performance under one or more of the measures described above relative to the performance of other entities and may also be based on the performance of any of our business units or divisions or any parent or subsidiary. Each applicable performance goal may include a minimum threshold level of performance below which no award will be earned, levels of performance at which specified portions of an award will be earned and a maximum level of performance at which an award will be fully earned. Each applicable performance goal may be structured at the time of the award to provide for appropriate adjustment for one or more of the following items: (A) asset impairments or write-downs; (B) litigation judgments or claim settlements; (C) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results; (D) accruals for reorganization and restructuring programs; (E) any extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial condition and results of operations appearing in our annual report to stockholders for the applicable year; (F) the operations of any business acquired by us or any parent or subsidiary or of any joint venture in which we or any parent or subsidiary participate; (G) the divestiture of one or more business operations or the assets thereof; or (H) the costs incurred in connection with such acquisitions or divestitures.

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Stockholder approval of this proposal will also constitute re-approval of the foregoing performance goals for purposes of establishing the vesting targets for one or more awards under the 2008 Plan that are intended to qualify as performance-based compensation under Section 162(m).

Should the participant cease to remain in service while holding one or more unvested shares or should the performance objectives not be attained with respect to one or more such unvested shares, then those shares will be immediately susceptible for cancellation. Outstanding restricted stock units will automatically terminate, and no shares of our common stock will actually be issued in satisfaction of those awards, if the performance goals or service requirements established for such awards are not attained. The plan administrator, however, will have the discretionary authority to issue shares of our common stock in satisfaction of one or more outstanding awards as to which the designated performance goals or service requirements are not attained. However, no vesting requirements tied to the attainment of performance objectives may be waived with respect to awards which were intended at the time of issuance to qualify as performance-based compensation under Section 162(m), except in the event of a change in control, as described under the heading “General Provisions – Vesting Acceleration.”

Cash Awards. Cash awards vest over an eligible individual’s designated service period or upon the attainment of pre-established performance goals. Cash awards which become due and payable following the attainment of the applicable performance goal and satisfaction of any service period may be paid in cash and/or shares of our common stock.

In order to assure that the compensation attributable to one or more cash awards will qualify as performance-based compensation which will not be subject to the $1 million limitation on the income tax deductibility of the compensation paid per executive officer which is imposed under Internal Revenue Code Section 162(m), the plan administrator has the discretionary authority to structure one or more awards so that cash or shares of common stock subject to those awards will vest only upon the achievement of certain pre-established corporate performance goals based on one or more of the performance goals described above in the summary of “Stock Awards and Restricted Stock Units”.

The plan administrator has the discretionary authority at any time to accelerate the vesting of any and all cash awards. However, no vesting requirements tied to the attainment of performance objectives may be waived with respect to awards which were intended at the time of issuance to qualify as performance-based compensation under Section 162(m), except in the event of a change in control as described under the heading “General Provisions – Vesting Acceleration.”

Performance Units. A performance unit represents a participating interest in a special bonus pool tied to the attainment of pre-established corporate performance objectives based on one or more performance goals described above in the summary of “Stock Awards and Restricted Stock Units”. The amount of the bonus pool may vary with the level at which the applicable performance objectives are attained, and the value of each performance unit which becomes due and payable upon the attained level of performance will be determined by dividing the amount of the resulting bonus pool (if any) by the total number of performance units issued and outstanding at the completion of the applicable performance period.

Performance units may also be structured to include a service-vesting requirement which the participant must satisfy following the completion of the performance period in order to vest in the performance units awarded with respect to that performance period.

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Performance units which become due and payable following the attainment of the applicable performance objectives and the satisfaction of any applicable service-vesting requirement may be paid in cash and/or shares of our common stock valued at fair market value on the payment date.

The plan administrator will have the discretionary authority at any time to accelerate the vesting of any and all performance units. However, no vesting requirements tied to the attainment of performance objectives may be waived with respect to awards which were intended at the time of issuance to qualify as performance-based compensation under Section 162(m), except in the event of a change in control as described under the heading “General Provisions – Vesting Acceleration.”

Dividend Equivalent Rights. Dividend equivalent rights may be issued as stand-alone awards or in tandem with other awards made under the 2008 Plan. Each dividend equivalent right award will represent the right to receive the economic equivalent of each dividend or distribution, whether in cash, securities or other property (other than shares of our common stock) which is made per issued and outstanding share of common stock during the term the dividend equivalent right remains outstanding. Payment of the amounts attributable to such dividend equivalent rights may be made either concurrently with the actual dividend or distribution made per issued and outstanding share of our common stock or may be deferred to a later date. Payment may be made in cash or shares of our common stock.

Stock Awards

The following table sets forth, as to each person who served as our Chief Executive Officer, our Chief Financial Officer, our three other most highly compensated executive officers and the other individuals and groups indicated, the number of shares of our common stock subject to option grants made under the 2008 Plan from January 1, 2009 through December 31, 2013, together with the weighted average exercise price per share in effect for the option grants made during such period.

Name and Position	Number of Shares Underlying Options Granted (#)(1)	Weighted Average Exercise Price Per Share ($)
Leslie J. Browne, Ph.D., President and Chief Executive Officer	41,578	$23.39
Joel Brooks, Chief Financial Officer, Secretary and Treasurer	20,922	$15.58
Richard Dondero, Vice-President of Research and Development	20,922	$15.58
John E. Thompson, Ph.D., Executive Vice-President and Chief Scientific Officer	19,326	$15.58
All current executive officers as a group (4 persons)	102,748	$18.45

Directors:
Harlan W. Waksal, M.D.	32,366	$19.01
Rudolf Stalder	21,715	$19.08
Christopher Forbes	18,376	$19.68
Thomas Quick	14,840	$18.27
John Braca	17,422	$18.72
David Rector	18,158	$16.96
Jack Van Hulst	17,688	$19.85
Warren Isabelle	7,550	$15.94
All current non-employee directors as a group (8 persons)	148,115	$18.69
All employees, including current officers who are not executive officers, as a group (1 person)	750	$13.67

(1)	This number does not include options granted but later forfeited as a result of failure to achieve certain performance milestones.

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New Plan Benefits

No awards have been made under the 2008 Plan on the basis of the share increase subject to stockholder approval under this proposal.

General Provisions

Vesting Acceleration. In the event we should experience a change in control, the following special vesting acceleration provisions is in effect for all outstanding awards under the 2008 Plan:

•	Each outstanding option, stock appreciation right, stock award and restricted stock unit award will automatically accelerate in full upon a change in control, if that award is not assumed, substituted, replaced with a cash retention program that preserves the intrinsic value of the award and provides for subsequent payout in accordance with the same vesting schedule applicable to the award or otherwise continued in effect by the successor corporation.
•	The plan administrator has complete discretion to grant one or more awards which will vest in the event the individual’s service with us or the successor entity is terminated within a designated period following a change in control transaction in which those awards are assumed or otherwise continued in effect.
•	The plan administrator has the discretion to structure one or more awards so that those awards will immediately vest upon a change in control, whether or not they are to be assumed or otherwise continued in effect.
•	Unless the plan administrator establishes a different definition for one or more awards, a change in control will be deemed to occur for purposes of the 2008 Plan in the event (a) we are acquired by merger or asset sale or (b) there occurs any transaction (or series of related transactions within the twelve (12)-month period ending with the most recent acquisition) pursuant to which any person or group of related persons becomes directly or indirectly the beneficial owner of securities possessing (or convertible into or exercisable for securities possessing) fifty percent (50%) or more of the total combined voting power of our outstanding securities or (c) there is a change in the majority of the board effected through one or more contested elections for board membership.

The plan administrator’s authority above extends to any awards intended to qualify as performance-based compensation under Section 162(m), even though the accelerated vesting of those awards may result in their loss of performance-based status under Section 162(m).

Changes in Capitalization. In the event any change is made to the outstanding shares of our common stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares, spin-off transaction or other change in corporate structure effected without our receipt of consideration or should the value of our outstanding shares of common stock be substantially reduced by reason of a spin-off transaction or extraordinary dividend or distribution or should there occur any merger, consolidation or other reorganization, equitable adjustments will be made to: (i) the maximum number and/or class of securities issuable under the 2008 Plan; (ii) the maximum number and/or class of securities by which the share reserve may increase by reason of the expiration or termination of unexercised options or restricted stock units under the 1998 Plan, (iii) the maximum number and/or class of securities by which the share reserve may increase annually under the automatic share increase provisions of the 2008 Plan; (iv) the maximum number and/or class of securities for which incentive stock options may be granted under the 2008 Plan; (v) the maximum number and/or class of securities for which any one (1) person may be granted common stock-denominated awards under the 2008 Plan per calendar year; (vi) the number and/or class of securities and the exercise price per share in effect for outstanding options and stock appreciation rights and (vii) the number and/or class of securities subject to each outstanding stock award, restricted stock unit, performance unit, dividend equivalent right and any other award denominated in shares of our common stock and the cash consideration (if any) payable per share. Such adjustments will be made in such manner as the plan administrator deems appropriate in order to preclude any dilution or enlargement of benefits under the 2008 Plan or the outstanding awards thereunder.

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Valuation. The fair market value per share of our common stock on any relevant date under the 2008 Plan is deemed to be equal to the closing selling price per share on that date on the OTCQB market, or such other stock exchange serving as the primary market for our common stock. As of December 26, 2013, the fair market value of our common stock determined on such basis was $4.98 per share.

Stockholder Rights and Transferability. No optionee has any stockholder rights with respect to the option shares until such optionee has exercised the option and paid the exercise price for the purchased shares. The holder of a stock appreciation right will not have any stockholder rights with respect to the shares subject to that right unless and until such person exercises the right and becomes the holder of record of any shares of our common stock distributed upon such exercise. Options are not assignable or transferable other than by will or the laws of inheritance following optionee’s death, and during the optionee’s lifetime, the option may only be exercised by the optionee. However, the plan administrator may structure one or more non-statutory options under the 2008 Plan so that those options will be transferable during optionee’s lifetime to one or more members of the optionee’s family or to a trust established for the optionee and/or one or more such family members or to the optionee’s former spouse, to the extent such transfer is in connection with the optionee’s estate plan or pursuant to a domestic relations order. Stand alone stock appreciation rights will be subject to the same transferability restrictions applicable to non-statutory options.

A participant will have full stockholder rights with respect to any shares of common stock issued to him or her under the 2008 Plan, whether or not his or her interest in those shares is vested. A participant will not have any stockholder rights with respect to the shares of common stock subject to restricted stock units until that award vests and the shares of common stock are actually issued thereunder. However, dividend-equivalent units may be paid or credited, either in cash or in actual or phantom shares of common stock, on outstanding restricted stock units, subject to such terms and conditions as the plan administrator may deem appropriate.

Special Tax Election. The plan administrator may provide one or more holders of awards under the 2008 Plan with the right to have us withhold a portion of the shares otherwise issuable to such individuals in satisfaction of the withholding taxes to which they become subject in connection with the issuance, exercise or settlement of those awards. Alternatively, the plan administrator may allow such individuals to deliver previously acquired shares of our common stock in payment of such withholding tax liability.

Amendment and Termination. Our board of directors may amend or modify the 2008 Plan at any time subject to stockholder approval to the extent required under applicable law or regulation or pursuant to the listing standards of the stock exchange on which our common stock is at the time primarily traded. Unless sooner terminated by our board of directors, the 2008 Plan will terminate on the earliest of (i) September 22, 2018, (ii) the date on which all shares available for issuance under the 2008 Plan have been issued as fully-vested shares or (iii) the termination of all outstanding awards in connection with certain changes in control or ownership.

Summary of Federal Income Tax Consequences

The following is a summary of the Federal income taxation treatment applicable to us and the participants who receive awards under the 2008 Plan.

Option Grants. Options granted under the discretionary grant program may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options which are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

Incentive Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is recognized for regular tax purposes at the time the option is exercised, although taxable income may arise at that time for alternative minimum tax purposes. The optionee will recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of certain other dispositions. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying, and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made more than two (2) years after the date the option for the shares involved in such sale or disposition is granted and more than one (1) year after the date the option is exercised for those shares. If the sale or disposition occurs before these two periods are satisfied, then a disqualifying disposition will result.

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Upon a qualifying disposition, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of those shares on the exercise date or (if less) the amount realized upon such sale or disposition over (ii) the exercise price paid for the shares will be taxable as ordinary income to the optionee. Any additional gain recognized upon the disposition will be a capital gain.

If the optionee makes a disqualifying disposition of the purchased shares, then we will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the amount of ordinary income recognized by the optionee as a result of the disposition. We will not be entitled to any income tax deduction if the optionee makes a qualifying disposition of the shares.

Non-Statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income. We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for our taxable year in which such ordinary income is recognized by the optionee.

Stock Appreciation Rights. No taxable income is recognized upon receipt of a stock appreciation right. The holder will recognize ordinary income in the year in which the stock appreciation right is exercised, in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the base price in effect for the exercised right, and the holder will be required to satisfy the tax withholding requirements applicable to such income. We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder in connection with the exercise of the stock appreciation right. The deduction will be allowed for the taxable year in which such ordinary income is recognized.

Stock Awards. The recipient of unvested shares of common stock issued under the 2008 Plan will not recognize any taxable income at the time those shares are issued but will have to report as ordinary income, as and when those shares subsequently vest, an amount equal to the excess of (i) the fair market value of the shares on the vesting date over (ii) the cash consideration (if any) paid for the shares. The recipient may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year the unvested shares are issued an amount equal to the excess of (i) the fair market value of those shares on the issue date over (ii) the cash consideration (if any) paid for such shares. If the Section 83(b) election is made, the recipient will not recognize any additional income as and when the shares subsequently vest. We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the recipient with respect to the unvested shares. The deduction will in general be allowed for our taxable year in which such ordinary income is recognized by the recipient.

Restricted Stock Units. No taxable income is recognized upon receipt of restricted stock units. The holder will recognize ordinary income in the year in which the shares subject to the units are actually issued to the holder. The amount of that income will be equal to the fair market value of the shares on the date of issuance, and the holder will be required to satisfy the tax withholding requirements applicable to such income. We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder at the time the shares are issued. The deduction will be allowed for the taxable year in which such ordinary income is recognized.

Cash Awards. The payment of a cash award will result in the recipient’s recognition of ordinary income equal to the dollar amount received. The recipient will be required to satisfy the tax withholding requirements applicable to such income. We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder at the time the cash award is paid. The deduction will be allowed for the taxable year in which such ordinary income is recognized.

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Performance Units. No taxable income is recognized upon receipt of performance units. The holder will recognize ordinary income in the year in which the performance units are settled. The amount of that income will be equal to the fair market value of the shares of common stock or cash received in settlement of the performance units, and the holder will be required to satisfy the tax withholding requirements applicable to such income. We will be entitled to an income tax deduction equal to the amount of the ordinary income recognized by the holder of the performance units at the time those units are settled. That deduction will be allowed for the taxable year in which such ordinary income is recognized.

Dividend Equivalent Rights. No taxable income is recognized upon receipt of a dividend equivalent right award. The holder will recognize ordinary income in the year in which a dividend or distribution, whether in cash, securities or other property, is paid to the holder. The amount of that income will be equal to the fair market value of the cash, securities or other property received, and the holder will be required to satisfy the tax withholding requirements applicable to such income. We will be entitled to an income tax deduction equal to the amount of the ordinary income recognized by the holder of the dividend equivalent right award at the time the dividend or distribution is paid to such holder. That deduction will be allowed for the taxable year in which such ordinary income is recognized.

Deductibility of Executive Compensation. We anticipate that any compensation deemed paid by us in connection with the exercise of non-statutory options or stock appreciation rights will qualify as performance-based compensation for purposes of Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain of our executive officers. Accordingly, the compensation deemed paid with respect to options and stock appreciation rights granted under the 2008 Plan will remain deductible by us without limitation under Section 162(m). However, any compensation deemed paid by us in connection with shares issued under stock awards or restricted stock units or shares or cash issued under the incentive bonus program will be subject to the $1 million limitation, unless the issuance of the shares or cash is tied to one or more of the performance milestones described above.

Accounting Treatment. Pursuant to the accounting standards under FASB Accounting Standards Codification Topic 718, we will be required to expense all share-based payments, including grants of stock options, stock appreciation rights, restricted stock, restricted stock units and all other stock-based awards under the 2008 Plan. Accordingly, stock options and stock appreciation rights which are granted to our employees and non-employee board members and payable in shares of our common stock will have to be valued at fair value as of the grant date under an appropriate valuation formula, and that value will then have to be charged as a direct compensation expense against our reported earnings over the designated vesting period of the award. For shares issuable upon the vesting of restricted stock units awarded under the 2008 Plan, we will be required to amortize over the vesting period a compensation cost equal to the fair market value of the underlying shares on the date of the award. If any other shares are unvested at the time of their direct issuance, then the fair market value of those shares at that time will be charged to our reported earnings ratably over the vesting period. Such accounting treatment for restricted stock units and direct stock issuances will be applicable whether vesting is tied to service periods or performance goals, although for performance-based awards, the grant date fair value will initially be determined on the basis of the probable outcome of performance goal attainment. The issuance of a fully-vested stock bonus will result in an immediate charge to our earnings equal to the fair market value of the bonus shares on the issuance date.

For performance units awarded under the 2008 Plan and payable in stock, we will be required to amortize, over the applicable performance period and any subsequent service vesting period, a compensation cost equal to the fair market value of the underlying shares on the date of the award. For performance units awarded under the 2008 Plan and payable in cash, we will amortize the potential cash expense over the applicable performance period and any subsequent service vesting period. Dividends or dividend equivalents paid on the portion of an award that vests will be charged against our retained earnings. If the award holder is not required to return the dividends or dividend equivalents if they forfeit their awards, dividends or dividend equivalents paid on instruments that do not vest will be recognized by us as additional compensation cost.

Finally, it should be noted that the compensation expense accruable for performance-based awards under the 2008 Plan will, in general, be subject to adjustment to reflect the actual outcome of the applicable performance goals, and any expenses accrued for such performance-based awards will be reversed if the performance goals are not met, unless those performance goals are deemed to constitute market conditions (i.e., because they are tied to the price of our common stock) under FASB Accounting Standards Codification Topic 718.

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Required Vote and Board Recommendation

Provided a quorum is present, the affirmative vote of the holders of a majority of the shares present in person or represented by proxy and voting on this Proposal 2 is required for approval of the amendment and restatement of the 2008 Plan. Should such approval not be obtained, then the 2008 Plan will not be amended and restated. However, awards will continue to be made under the 2008 Plan pursuant to the terms in effect prior to the amendment and restatement until the date all the shares of our common stock currently reserved for issuance under the 2008 Plan have been issued or any earlier termination of the 2008 Plan.

Recommendation of the Board of Directors

THE BOARD BELIEVES THAT PROPOSAL 2 IS IN THE COMPANY’S BEST INTERESTS AND IN THE BEST INTERESTS OF OUR STOCKHOLDERS AND RECOMMENDS A VOTE “FOR” THE AMENDMENT AND RESTATEMENT OF THE 2008 INCENTIVE COMPENSATION PLAN.

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PROPOSAL 3

Ratification of Appointment of Independent Registered Public Accounting Firm

The audit committee of our board of directors intends to, subject to stockholder ratification, retain McGladrey LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2014. Neither the firm nor any of its directors has any direct or indirect financial interest in or any connection with us in any capacity other than as auditors.

Although stockholder ratification of the selection of McGladrey LLP, is not required by law, our board of directors believes that it is desirable to give our stockholders the opportunity to ratify this selection. If this Proposal is not approved at the Meeting, our board of directors will reconsider the selection of McGladrey LLP.

Our board of directors recommends a vote “FOR” the ratification of the appointment of MCGLADREY LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2014.

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Principal Accountant Fees and Services

The aggregate fees billed by McGladrey LLP and RSM McGladrey, Inc. for services performed for the fiscal years ended June 30, 2013 and 2012 are as follows:

	2013	2012
Audit Fees	$98,121	$101,118
Audit Related Fees	2,500	4,000
Tax Fees	-	-
All Other Fees	-	-
Total Fees	$100,621	$105,118

AUDIT FEES

The aggregate audit fees for the fiscal years ended June 30, 2013 and 2012 were primarily related to the audit of the our annual financial statements and review of those financial statements included in our quarterly reports on Form 10-Q and fees for professional services rendered in connection with documents filed with the Securities and Exchange Commission.

AUDIT RELATED FEES

Audit related fees for the fiscal years ended June 30, 2013 and 2012 were primarily incurred in connection with our equity offerings and registration statements.

Pre-Approval Policies and Procedures

In accordance with its charter, the Audit Committee is required to approve all audit and non-audit services provided by the independent auditors and shall not engage the independent auditors to perform the specific non-audit services prescribed by law or regulation.

The Audit Committee has adopted policies and procedures relating to the pre-approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy generally provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by the Audit Committee or the engagement is entered into pursuant to one of the pre-approval procedures described below.

From time to time, the Audit Committee may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next 12 months. Any such pre-approval is detailed as to the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

The Audit Committee has also delegated to the chairman of the Audit Committee the authority to approve any audit or non-audit services to be provided to us by our independent registered public accounting firm. Any approval of services by a member of the Audit Committee pursuant to this delegated authority is reported on at the next meeting of the Audit Committee.

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Audit Committee Report

The Audit Committee oversees our financial reporting process on behalf of the board. The Audit Committee consists of three members of the board who meet the independence and experience requirements of the NYSE MKT.

On March 11, 2011, we amended and restated our Audit Committee Charter, which was originally adopted on July 26, 1999.

The Audit Committee held four (4) meetings during Fiscal 2013.

Management is responsible for our financial reporting process including its system of internal controls and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. Our independent registered public accounting firm is responsible for auditing those financial statements. The Audit Committee’s responsibility is to monitor and review these processes. As appropriate, the Audit Committee reviews and evaluates, and discusses with our management and our independent registered public accounting firm, the following:

•	the plan for, and the independent registered public accounting firm’s report on, each audit of our financial statements;

•	the independent registered public accounting firm’s review of our unaudited interim financial statements;

•	our financial disclosure documents, including all financial statements and reports filed with the Securities and Exchange Commission or sent to stockholders;

•	our management’s selection, application and disclosure of critical accounting policies;

•	changes in our accounting practices, principles, controls or methodologies;

•	significant developments or changes in accounting rules applicable to us; and

•	the adequacy of our internal controls and accounting and financial personnel.

The Audit Committee reviewed and discussed with our management our audited financial statements for the year ended June 30, 2013. The Audit Committee also reviewed and discussed the audited financial statements and the matters required by Statement on Auditing Standards No. 61, titled Communication with Audit Committees, with our independent registered public accounting firm. These standards require our independent registered public accounting firm to discuss with our Audit Committee, among other things, the following:

•	methods used to account for significant unusual transactions;

•	the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

•	the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditors’ conclusions regarding the reasonableness of those estimates; and

•	disagreements with management over the application of accounting principles, the basis for management’s accounting estimates and the disclosures in the financial statements.

The Audit Committee has received the written disclosures from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountants’ communications with the audit committee concerning independence, as currently in effect, and has considered whether the provision of non-audit services by the independent registered public accounting firm to us is compatible with maintaining the auditor’s independence and has discussed with the auditors the auditors’ independence.

Based on our discussions with management and our independent registered public accounting firm, and our review of the representations and information provided by our management and our independent registered public accounting firm, the Audit Committee recommended to our board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2013 and in this proxy statement.

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By the Audit Committee of the Board of Directors of
Senesco Technologies, Inc.
John N. Braca, Chairman
Rudolf Stalder
David Rector

The above Audit Committee report is not deemed to be “soliciting material,” is not “filed” with the SEC and is not incorporated by reference in any filings including Form S-3 that we file with the SEC.

STOCKHOLDERS’ PROPOSALS

Stockholders may submit proposals on matters appropriate for stockholder action at annual meetings in accordance with the rules and regulations adopted by the Securities and Exchange Commission. Any proposal that an eligible stockholder wishes to submit for inclusion in our proxy statement must advise our Secretary of such proposals in writing by September 8, 2014. Such proposal will be included if it complies with Securities and Exchange Commission rules regarding inclusion of proposals in proxy statements.

Stockholders who intend to submit a proposal at such meeting without inclusion in our proxy statement must advise our Secretary of such proposals in writing by November 24, 2014.

If we do not receive notice of a stockholder proposal within the timeframes set forth above, our management will use its discretionary authority to vote the shares they represent, as our board of directors may recommend. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these requirements.

FINANCIAL INFORMATION

Financial and other information concerning our company is contained in our Annual Report for the fiscal year ended June 30, 2013, which has been mailed to you along with this proxy statement. This proxy statement and our June 30, 2013 Annual Report are also available at https://materials.proxyvote.com/817208.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one (1) copy of our proxy statement or annual report may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you call or write us at the following address or phone number: Senesco Technologies, Inc., 721 Route 202/206, Suite 130, Bridgewater, NJ, 08807 (908) 864-4444. If you want to receive separate copies of the annual report and proxy statement in the future or if you are receiving multiple copies and would like to receive only one (1) copy for your household, you should contact your bank, broker, or other nominee record holders, or you may contact us at the above address and phone number.

OTHER MATTERS

Our board is not aware of any matter to be presented for action at the Meeting other than the matters referred to above and does not intend to bring any other matters before the Meeting. However, if other matters should come before the Meeting, it is intended that holders of the proxies will vote thereon in their discretion.

GENERAL

The accompanying proxy is solicited by and on behalf of our board, whose notice of meeting is attached to this proxy statement, and the entire cost of such solicitation will be borne by us. Our officers and selected employees may solicit proxies from stockholders. In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegram by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held of record by such brokers, nominees, custodians and other fiduciaries. We will reimburse such persons for their reasonable expenses in connection therewith

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Certain information contained in this proxy statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.

WE WILL FURNISH, WITHOUT CHARGE, A COPY OF OUR REPORT ON FORM 10-K FOR THE YEAR ENDED JUNE 30, 2013, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO, BUT NOT INCLUDING EXHIBITS, TO EACH OF OUR STOCKHOLDERS OF RECORD ON DECEMBER 26, 2013 AND TO EACH BENEFICIAL STOCKHOLDER ON THAT DATE UPON WRITTEN REQUEST MADE TO OUR SECRETARY. A REASONABLE FEE WILL BE CHARGED FOR COPIES OF REQUESTED EXHIBITS.

PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE OR VOTE VIA TELEPHONE OR THE INTERNET. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

By Order of the Board of Directors

/s/ Joel Brooks

Joel Brooks
Secretary

Bridgewater, New Jersey

January 6, 2014

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Appendix A

SENESCO TECHNOLOGIES, INC.

2008 INCENTIVE COMPENSATION PLAN

(As Amended and Restated ______________, 2014)

ARTICLE ONE

GENERAL PROVISIONS

I.           PURPOSE OF THE PLAN

This 2008 Incentive Compensation Plan (the “Plan”) is intended to promote the interests of Senesco Technologies, Inc., a Delaware corporation, by providing eligible persons in the Corporation’s service with the opportunity to participate in one or more cash or equity incentive compensation programs designed to encourage them to continue their service relationship with the Corporation.

The Plan serves as the successor to the Corporation’s 1998 Stock Incentive Plan (the “Predecessor Plan”), and no further awards shall be granted under the Predecessor Plan after the Plan Effective Date. All awards outstanding under the Predecessor Plan on the Plan Effective Date shall continue to be governed solely by the terms of the documents evidencing such award, and no provision of the Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such transferred awards.

Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

II.          TYPES OF AWARDS

Awards may be made under the Plan in the form of (i) options, (ii) stock appreciation rights, (iii) stock awards, (iv) restricted stock units, (v) cash awards, (vi) performance units, and (vii) dividend equivalent rights.

III.         ADMINISTRATION OF THE PLAN

A.          The Compensation Committee shall have sole and exclusive authority to administer the Plan with respect to Section 16 Insiders. Administration of the Plan with respect to all other persons eligible to participate in the Plan may, at the Board’s discretion, be vested in the Compensation Committee or a Secondary Board Committee, or the Board may retain the power to administer those programs with respect to such persons.

B.           Members of the Compensation Committee or any Secondary Board Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Board Committee and reassume all powers and authority previously delegated to such committee.

C.           To the extent permitted by and consistent with applicable law, the Board may delegate to one or more executive officers the power to grant awards to employees other than Section 16 Insiders.

D.           Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Plan and to make such determinations under, and issue such interpretations of, the provisions of the Plan and any outstanding Awards thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Plan under its jurisdiction or any Award thereunder.

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E.           Service as a Plan Administrator by the members of the Compensation Committee or the Secondary Board Committee shall constitute service as Board members, and the members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Compensation Committee or the Secondary Board Committee shall be liable for any act or omission made in good faith with respect to the Plan or any Award thereunder.

IV.         ELIGIBILITY

A.           The persons eligible to participate in the Plan are as follows:

(i)           Employees,

(ii)          non-employee members of the Board or the board of directors of any Parent or Subsidiary, and

(iii)         consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

B.           The Plan Administrator shall have full authority to determine which eligible persons are to receive Awards under the Plan, the time or times when those Awards are to be made, the number of shares to be covered by each such Award, the time or times when the Award is to become exercisable, the status of an option for federal tax purposes, the maximum term for which an option or stock appreciation right is to remain outstanding, the vesting and issuance schedules applicable to the shares which are the subject of the Award, the cash consideration (if any) payable for those shares and the form (cash or shares of Common Stock) in which the Award is to be settled and, with respect to performance–based Awards, the performance objectives for each such Award, the amounts payable at designated levels of attained performance, any applicable service vesting requirements, and the payout schedule for each such Award.

V.          STOCK SUBJECT TO THE PLAN

A.           The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The number of shares of Common Stock initially reserved for issuance over the term of the Plan shall be limited to 1,730,050 shares1.  Such reserve shall consist of (i) the number of shares of Common Stock estimated to remain available for issuance, as of the Plan Effective Date, under the Predecessor Plan as last approved by the Corporation’s stockholders (excluding shares subject to outstanding awards under the Predecessor Plan), plus (ii) an additional increase of Forty Thousand (40,000) shares, plus (iii) an additional increase of Fifty Thousand (50,000) shares approved by the Board on March 25, 2010 and approved by the stockholders at the 2010 Annual Meeting plus (iv) an additional increase of One Hundred Eighteen Thousand Six Hundred Seventy-eight (118,678) shares approved by the Board on January 31, 2011 and approved by the stockholders at the 2011 Annual Meeting, plus (v) an additional increase of One Million Five Hundred Thousand (1,500,000) shares approved by the Board on December 23, 2013 subject to stockholder approval at the 2014 Annual Meeting.  To the extent any options or restricted stock units outstanding under the Predecessor Plan on the Plan Effective Date expire or terminate unexercised or without the issuance of shares thereunder, the number of shares of Common Stock subject to those expired or terminated options and restricted stock units at the time of expiration or termination shall be added to the share reserve under this Plan and shall accordingly be available for issuance hereunder, up to a maximum of an additional Ten Thousand (10,000) shares.

1 All share numbers set forth in this Plan have been adjusted to reflect the 1-for-100 reverse stock split effected by the Corporation on October 21, 2013.

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B.           On January 1 of each calendar year, beginning in calendar year 2012 and ending with the calendar year 2015, the share reserve automatically increases so that the number of shares of Common Stock reserved for issuance over the term of the Plan shall be equal to fifteen percent (15%) of the fully-diluted outstanding shares of Common Stock on such date, provided, however, that in no event shall such annual increase exceed Seventy Thousand (70,000) shares per year. Subject to stockholder approval at the 2014 Annual Meeting, the end date for the foregoing increase shall be extended to calendar year 2018, and the cap on the number of shares to be added to the Plan pursuant to such increase shall be raised from Seventy Thousand (70,000) shares per year to Five Hundred Thousand (500,000) shares per year, effective with the calendar year 2015 automatic increase.

C.           The maximum number of shares of Common Stock which may be issued pursuant to Incentive Options granted under the Plan shall be limited to Two Hundred Thirty Thousand and Fifty (230,050) shares, plus such maximum number shall be increased each year by the increase in the share reserve under the automatic share increase provisions under Section V.B. of this Article One, up to a maximum increase of Seventy Thousand Shares (70,000) per year.  Subject to stockholder approval at the 2014 Annual Meeting, the maximum number of shares of Common Stock which may be issued pursuant to Incentive Options granted under the Plan shall be increased from Two Hundred Thirty Thousand and Fifty (230,050) shares to One Million Seven Hundred and Thirty Thousand and Fifty (1,730,050) shares of Common Stock, plus such maximum number shall be increased each year by the increase in the share reserve under the automatic share increase provisions under Section V.B. of this Article One, and the cap on the number of additional shares that may be granted as Incentive Options each year shall be increased from Seventy Thousand (70,000) shares per year to Five Hundred Thousand (500,000) shares per year, effective with the calendar year 2015.

D.           Each person participating in the Plan shall be subject the following limitations:

(i)           no one person participating in the Plan may receive stock options and stand-alone stock appreciation rights for more than Five Hundred Thousand (500,000) shares of Common Stock in the aggregate per calendar year;

(ii)           no one person participating in the Plan may receive stock direct stock issuances (whether vested or unvested) or stock-based awards (other than stock options and stand-alone stock appreciation rights) for more than Five Hundred Thousand (500,000) shares of Common Stock in the aggregate per calendar year; and

(iii)          for Awards denominated in dollars (whether payable in cash, Common Stock or a combination of both), the maximum dollar amount for which such Awards may be made in the aggregate to such person shall not exceed One Million Dollars ($1,000,000) per calendar year within the applicable service or performance measurement period.

E.           Shares of Common Stock subject to outstanding Awards made under the Plan (including Awards transferred to this Plan from the Predecessor Plan) shall be available for subsequent issuance under the Plan to the extent those Awards expire or terminate for any reason prior to the issuance of the shares of Common Stock subject to those Awards. Unvested shares issued under the Plan and subsequently forfeited or repurchased by the Corporation, at a price per share not greater than the original issue price paid per share, pursuant to the Corporation’s repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for subsequent reissuance. Should the exercise price of an option under the Plan be paid with shares of Common Stock, then the authorized reserve of Common Stock under the Plan shall be reduced only by the net number of shares issued under the exercised stock option and not by the gross number of shares for which that option is exercised. Upon the exercise of any stock appreciation right under the Plan, the share reserve shall be reduced only by the net number of shares actually issued by the Corporation upon such exercise and not by the gross number of shares as to which such right is exercised. If shares of Common Stock otherwise issuable under the Plan are withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise, vesting or settlement of an Award, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the net number of shares issued after such share withholding.

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F.           Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares, spin-off transaction or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration, or should the value of outstanding shares of Common Stock be substantially reduced as a result of a spin-off transaction or an extraordinary dividend or distribution, or should there occur any merger, consolidation or other reorganization, then equitable adjustments shall be made by the Plan Administrator to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number and/or class of securities by which the share reserve under the Plan may increase by reason of the expiration or termination of options or restricted stock units under the Predecessor Plan, (iii) the maximum number and/or class of securities by which the share reserve under the Plan may increase each year under the automatic share increase provisions, (iv) the maximum number and/or class of securities that may be issued under the Plan pursuant to Incentive Options, (v) the maximum number and/or class of securities for which any one person may be granted Common Stock-denominated Awards under the Plan per calendar year, (vi) the number and/or class of securities and the exercise or base price per share in effect under each outstanding award under the Plan and the cash consideration (if any) payable per share, and (vii) the number and/or class of securities subject to the Corporation’s outstanding repurchase rights under the Plan and the repurchase price payable per share. The adjustments shall be made in such manner as the Plan Administrator deems appropriate in order to prevent the dilution or enlargement of benefits under the Plan and the outstanding Awards thereunder, and such adjustments shall be final, binding and conclusive. In the event of a Change in Control, however, the adjustments (if any) shall be made solely in accordance with the applicable provisions of the Plan governing Change in Control transactions.

G.           Outstanding Awards granted pursuant to the Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

ARTICLE TWO

AWARDS

I.           OPTIONS

A.           Authority. The Plan Administrator shall have full power and authority, exercisable in its sole discretion, to grant Incentive Options and Nonstatutory Options evidenced by one or more Award Agreements in the form approved by the Plan Administrator; provided, however, that each such agreement shall comply with the terms specified below. Each agreement evidencing an Incentive Option shall, in addition, be subject to the provisions of Section H below.

B.           Exercise Price.

(i)           The exercise price per share shall be fixed by the Plan Administrator; provided, however, that such exercise price shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the grant date.

(ii)          The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of the documents evidencing the option, be payable in one or more of the forms specified below:

(1)           cash or check made payable to the Corporation,

(2)           shares of Common Stock (whether delivered in the form of actual stock certificates or through attestation of ownership) held for the requisite period (if any) necessary to avoid any resulting charge to the Corporation’s earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

(3)           to the extent the option is exercised for vested shares of Common Stock, through a special sale and remittance procedure pursuant to which the Participant shall concurrently provide instructions to (a) a brokerage firm (reasonably satisfactory to the Corporation for purposes of administering such procedure in compliance with the Corporation’s pre-clearance/pre-notification policies) to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm on such settlement date in order to complete the sale.

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Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

C.           Exercise and Term of Options. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the Award Agreements evidencing the option. However, no option shall have a term in excess of ten (10) years measured from the option grant date.

D.           Effect of Termination of Service.

(i)           The following provisions shall govern the exercise of any options that are outstanding at the time of the Participant’s cessation of Service or death:

(1)           Any option outstanding at the time of the Participant’s cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, but no such option shall be exercisable after the expiration of the option term.

(2)           Any option held by the Participant at the time of the Participant’s death and exercisable in whole or in part at that time may be subsequently exercised by the personal representative of the Participant’s estate or by the person or persons to whom the option is transferred pursuant to the Participant’s will or the laws of inheritance or by the Participant’s designated beneficiary or beneficiaries of that option.

(3)           Should the Participant’s Service be terminated for Misconduct or should the Participant otherwise engage in Misconduct while holding one or more outstanding options granted under this Article Two, then all of those options shall terminate immediately and cease to be outstanding.

(4)           During the applicable post-Service exercise period, the option may not be exercised for more than the number of vested shares for which the option is at the time exercisable; provided, however, that one or more options may be structured so that those options continue to vest in whole or part during the applicable post-Service exercise period. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any shares for which the option has not been exercised.

(ii)          The Plan Administrator shall have complete discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

(1)           extend the period of time for which the option is to remain exercisable following the Participant’s cessation of Service from the limited exercise period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term;

(2)           include an automatic extension provision whereby the specified post-Service exercise period in effect for any option shall automatically be extended by an additional period of time equal in duration to any interval within the specified post-Service exercise period during which the exercise of that option or the immediate sale of the shares acquired under such option could not be effected in compliance with applicable federal and state securities laws, but in no event shall such an extension result in the continuation of such option beyond the expiration date of the term of that option; and/or

(3)           permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Participant’s cessation of Service but also with respect to one or more additional installments in which the Participant would have vested had the Participant continued in Service.

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E.           Stockholder Rights. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

F.           Repurchase Rights. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Participant cease Service while such shares are unvested, the Corporation shall have the right to repurchase any or all of those unvested shares at a price per share equal to the lower of (i) the exercise price paid per share or (ii) the Fair Market Value per share of Common Stock at the time of repurchase. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

G.           Transferability of Options. The transferability of options granted under the Plan shall be governed by the following provisions:

(i)           Incentive Options: During the lifetime of the Participant, Incentive Options shall be exercisable only by the Participant and shall not be assignable or transferable other than by will or the laws of inheritance following the Participant’s death.

(ii)          Non-Statutory Options. Non-Statutory Options shall be subject to the same limitation on transfer as Incentive Options, except that the Plan Administrator may structure one or more Non-Statutory Options so that the option may be assigned in whole or in part during the Participant’s lifetime. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

(iii)         Beneficiary Designation. Notwithstanding the foregoing, the Participant may designate one or more persons as the beneficiary or beneficiaries of his or her outstanding options, and those options shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Participant’s death while holding those options. Such beneficiary or beneficiaries shall take the transferred options subject to all the terms and conditions of the applicable agreement evidencing each such transferred option, including (without limitation) the limited time period during which the option may be exercised following the Participant’s death.

H.           Incentive Options. The terms specified below shall be applicable to all Incentive Options.

(i)           Eligibility. Incentive Options may only be granted to Employees.

(ii)          Dollar Limitation. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000).

To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, then for purposes of the foregoing limitations on the exercisability of those options as Incentive Options, such options shall be deemed to become first exercisable in that calendar year on the basis of the chronological order in which they were granted, except to the extent otherwise provided under applicable law or regulation.

(iii)         10% Stockholder. If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five (5) years measured from the option grant date.

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I.            Prohibition on Repricing Programs.  The Plan Administrator shall not (i) implement any cancellation/regrant program pursuant to which outstanding options or stock appreciation rights under the Plan are cancelled and new options or stock appreciation rights are granted in replacement with a lower exercise price per share, (ii) cancel outstanding options or stock appreciation rights under the Plan with exercise or base prices per share in excess of the then current Fair Market Value per share of Common Stock for consideration payable in equity securities of the Corporation, or (iii) otherwise directly reduce the exercise price in effect for outstanding options or stock appreciation rights under the Plan, without in each such instance obtaining stockholder approval.

II.          STOCK APPRECIATION RIGHTS

A.           Authority. The Plan Administrator shall have full power and authority, exercisable in its sole discretion, to grant stock appreciation rights evidenced by one or more Award Agreements in the form approved by the Plan Administrator which complies with the terms specified below.

B.           Types. Two types of stock appreciation rights shall be authorized for issuance under this Section II: (i) tandem stock appreciation rights (“Tandem Rights”) and (ii) stand-alone stock appreciation rights (“Stand-alone Rights”).

C.           Tandem Rights. The following terms and conditions shall govern the grant and exercise of Tandem Rights.

(i)           One or more Participants may be granted a Tandem Right, exercisable upon such terms and conditions as the Plan Administrator may establish, to elect between the exercise of the underlying option for shares of Common Stock or the surrender of that option in exchange for a distribution from the Corporation in an amount equal to the excess of (i) the Fair Market Value (on the option surrender date) of the number of shares in which the Participant is at the time vested under the surrendered option (or surrendered portion thereof) over (ii) the aggregate exercise price payable for such vested shares.

(ii)          Any distribution to which the Participant becomes entitled upon the exercise of a Tandem Right may be made in (i) shares of Common Stock valued at Fair Market Value on the option surrender date, (ii) cash or (iii) a combination of cash and shares of Common Stock, as specified in the applicable Award agreement.

D.           Stand-Alone Rights. The following terms and conditions shall govern the grant and exercise of Stand-alone Rights:

(i)           One or more Participants may be granted a Stand-alone Right not tied to any underlying option. The Stand-alone Right shall relate to a specified number of shares of Common Stock and shall be exercisable upon such terms and conditions as the Plan Administrator may establish. In no event, however, may the Stand-alone Right have a maximum term in excess of ten (10) years measured from the grant date.

(ii)          Upon exercise of the Stand-alone Right, the holder shall be entitled to receive a distribution from the Corporation in an amount equal to the excess of (i) the aggregate Fair Market Value (on the exercise date) of the shares of Common Stock underlying the exercised right over (ii) the aggregate base price in effect for those shares.

(iii)         The number of shares of Common Stock underlying each Stand-alone Right and the base price in effect for those shares shall be determined by the Plan Administrator in its sole discretion at the time the Stand-alone Right is granted. In no event, however, may the base price per share be less than the Fair Market Value per underlying share of Common Stock on the grant date.

(iv)        Stand-alone Rights shall be subject to the same transferability restrictions applicable to Non-Statutory Options and may not be transferred during the holder’s lifetime, except to the extent otherwise provided in the applicable Award Agreement. In addition, one or more beneficiaries may be designated for an outstanding Stand-alone Right in accordance with substantially the same terms and provisions as set forth in Section I.G.(iii) of this Article Two.

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(v)          The distribution with respect to an exercised Stand-alone Right may be made in (i) shares of Common Stock valued at Fair Market Value on the exercise date, (ii) cash or (iii) a combination of cash and shares of Common Stock, as specified in the applicable Award agreement.

(vi)         The holder of a Stand-alone Right shall have no stockholder rights with respect to the shares subject to the Stand-alone Right unless and until such person shall have exercised the Stand-alone Right and become a holder of record of the shares of Common Stock issued upon the exercise of such Stand-alone Right.

E.           Post-Service Exercise. The provisions governing the exercise of Tandem and Stand-alone Rights following the cessation of the Participant’s Service shall be substantially the same as those set forth in Section I.C. of this Article Two for the options granted under the Plan, and the Plan Administrator’s discretionary authority under Section I.C.(ii) of this Article Two shall also extend to any outstanding Tandem or Stand-alone Appreciation Rights.

III.         STOCK AWARDS

A.           Authority. The Plan Administrator shall have full power and authority, exercisable in its sole discretion, to grant stock awards either as vested or unvested shares of Common Stock, through direct and immediate issuances.  Each stock award shall be evidenced by one or more Award Agreements in the form approved by the Plan Administrator; provided, however, that each such agreement shall comply with the terms specified below.

B.           Issue Price/Consideration.

(i)           Shares of Common Stock may be issued under a stock award for a price per share fixed by the Plan Administrator at the time of the Award, but in no event shall such issue price be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the Award date.

(ii)          Shares of Common Stock may be issued under a stock award for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

(1)           cash;

(2)           past services rendered or to be rendered the Corporation (or any Parent or Subsidiary); or

(3)           any other valid consideration under the State in which the Corporation is at the time incorporated.

C.           Vesting Provisions.

(i)           Stock awards may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance as a bonus for Service rendered or may vest in one or more installments over the Participant’s period of Service and/or upon the attainment of specified performance objectives. The elements of the vesting schedule applicable to any stock award shall be determined by the Plan Administrator and incorporated into the Award Agreement.

(ii)          The Plan Administrator shall also have the discretionary authority, consistent with Code Section 162(m), to structure one or more stock awards so that the shares of Common Stock subject to those Awards shall vest upon the achievement of pre-established performance objectives based on one or more Performance Goals and measured over the performance period specified by the Plan Administrator at the time of the grant of the Award.

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(iii)         Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock issued under a stock award or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent, the Corporation shall repay to the Participant the lower of (i) the cash consideration paid for the surrendered shares or (ii) the Fair Market Value of those shares at the time of cancellation.

(iv)        The Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of Common Stock which would otherwise occur upon the cessation of the Participant’s Service or the non-attainment of the performance objectives applicable to those shares. Any such waiver shall result in the immediate vesting of the Participant’s interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant’s cessation of Service or the attainment or non-attainment of the applicable performance objectives. However, no vesting requirements tied to the attainment of performance objectives may be waived with respect to shares which were intended at the time of issuance to qualify as performance-based compensation under Code Section 162(m), except in the event of the Participant’s Involuntary Termination with respect to Awards made prior to January 1, 2009 or as otherwise provided in Section VIII of this Article Two.

(v)         Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant’s unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares, spin-off transaction, extraordinary dividend or distribution or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant’s unvested shares of Common Stock and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate, unless and to the extent the Plan Administrator determines at the time to vest and distribute such securities or other property. Equitable adjustments to reflect each such transaction shall also be made by the Plan Administrator to the repurchase price payable per share by the Corporation for any unvested securities subject to its existing repurchase rights under the Plan; provided the aggregate repurchase price shall in each instance remain the same.

D.          Stockholder Rights. The Participant shall have full stockholder rights with respect to any shares of Common Stock issued to the Participant under a stock award, whether or not the Participant’s interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any dividends paid on such shares, subject to any applicable vesting requirements.

IV.         RESTRICTED STOCK UNITS

A.           Authority. The Plan Administrator shall have the full power and authority, exercisable in its sole discretion, to grant restricted stock units which entitle the Participants to receive the shares underlying those Awards upon vesting or upon the expiration of a designated time period following the vesting of those Awards.  Each award of restricted stock units shall be evidenced by one or more Award Agreements in the form approved by the Plan Administrator; provided, however, that each such agreement shall comply with the terms specified below.

B.           Vesting Provisions.

(i)           Restricted stock units may, in the discretion of the Plan Administrator, vest in one or more installments over the Participant’s period of Service or upon the attainment of specified performance objectives.

(ii)          The Plan Administrator shall also have the discretionary authority, consistent with Code Section 162(m), to structure one or more restricted stock unit awards so that the shares of Common Stock subject to those Awards shall vest (or vest and become issuable) upon the achievement of pre-established performance objectives based on one or more Performance Goals and measured over the performance period specified by the Plan Administrator at the time of the grant of the Award.

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(iii)         Outstanding restricted stock units shall automatically terminate, and no shares of Common Stock shall actually be issued in satisfaction of those Awards, if the performance goals or Service requirements established for those Awards are not attained or satisfied. The Plan Administrator, however, shall have the discretionary authority to issue vested shares of Common Stock under one or more outstanding Awards of restricted stock units as to which the designated performance goals or Service requirements have not been attained or satisfied. However, no vesting requirements tied to the attainment of performance goals may be waived with respect to Awards which were intended, at the time those Awards were granted, to qualify as performance-based compensation under Code Section 162(m), except in the event of the Participant’s Involuntary Termination with respect to Awards made prior to January 1, 2009 or as otherwise provided in Section VIII of this Article Two.

C.           Stockholder Rights. The Participant shall not have any stockholder rights with respect to the shares of Common Stock subject to a restricted stock unit award until that award vests and the shares of Common Stock are actually issued thereunder. However, dividend-equivalent units may be paid or credited, either in cash or in actual or phantom shares of Common Stock, on outstanding restricted stock unit awards, subject to such terms and conditions as the Plan Administrator may deem appropriate.

V.          CASH AWARDS

A.           Authority. The Plan Administrator shall have the full power and authority, exercisable in its sole discretion, to make cash incentive awards which are to vest in one or more installments over the Participant’s continued Service with the Corporation or upon the attainment of specified performance goals. Each such cash award shall be evidenced by one or more Award Agreements in the form approved by the Plan Administrator; provided however, that each such agreement shall comply with the terms specified below.

B.           Vesting Provisions.

(i)           The elements of the vesting schedule applicable to each cash award shall be determined by the Plan Administrator and incorporated into the Award Agreement.

(ii)          The Plan Administrator shall also have the discretionary authority, consistent with Code Section 162(m), to structure one or more cash awards so that those Awards shall vest upon the achievement of pre-established corporate performance objectives based upon one or more Performance Goals and measured over the performance period specified by the Plan Administrator at the time of grant of the Award.

(iii)         Outstanding cash awards shall automatically terminate, and no cash payment or other consideration shall be due the holders of those Awards, if the performance goals or Service requirements established for the Awards are not attained or satisfied. The Plan Administrator may, however, in its discretion waive the termination of one or more unvested cash awards which would otherwise occur upon the cessation of the Participant’s Service or the non-attainment of the performance objectives applicable to those Awards. Any such waiver shall result in the immediate vesting of the Participant’s interest in the cash award as to which the waiver applies. Such wavier may be effected at any time, whether before or after the Participant’s cessation of Service or the attainment or non-attainment of the applicable performance objectives. However, no vesting requirements tied to the attainment of performance goals may be waived with respect to awards which were intended, at the time those awards were granted, to qualify as performance-based compensation under Code Section 162(m), except in the event of the Participant’s Involuntary Termination with respect to Awards made prior to January 1, 2009 or as otherwise provided in Section VIII of this Article Two.

C.           Payment. Cash awards which become due and payable following the attainment of the applicable performance goals or satisfaction of the applicable Service requirement (or the waiver of such goals or Service requirement) may be paid in (i) cash, (ii) shares of Common Stock valued at Fair Market Value on the payment date or (iii) a combination of cash and shares of Common Stock as the Plan Administrator shall determine.

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VI.         PERFORMANCE UNIT AWARDS

A.           Authority. The Plan Administrator shall have full power and authority, exercisable in its sole discretion, to grant performance unit awards in accordance with the terms of this Section VI. Each performance unit award shall be evidenced by one or more Award Agreements in the form approved by the Plan Administrator; provided however, that each such agreement shall comply with the terms specified below.

B.           Bonus Pool. A performance unit shall represent a participating interest in a special bonus pool tied to the attainment of pre-established performance objectives based on one or more Performance Goals. The amount of the bonus pool may vary with the level at which the applicable performance objectives are attained, and the value of each Performance Unit which becomes due and payable upon the attained level of performance shall be determined by dividing the amount of the resulting bonus pool (if any) by the total number of Performance Units issued and outstanding at the completion of the applicable performance period.

C.           Service Requirement. Performance units may also be structured to include a Service requirement which the Participant must satisfy following the completion of the performance period in order to vest in the performance units awarded with respect to that performance period.

D.           Payment. Performance units which become due and payable following the attainment of the applicable performance objectives and the satisfaction of any applicable Service requirement may be paid in (i) cash, (ii) shares of Common Stock valued at Fair Market Value on the payment date or (iii) a combination of cash and shares of Common Stock, as determined by the Plan Administrator in its sole discretion and set forth in the Award Agreement.

VII.       DIVIDEND EQUIVALENT RIGHTS

A.           Authority. The Plan Administrator shall have the discretionary authority to grant dividend equivalent rights in accordance with the terms of this Section VII. Each such Award shall be evidenced by one or more Award Agreements in the form approved by the Plan Administrator; provided however, that each such agreement shall comply with the terms specified below.

B.           Terms. The dividend equivalent rights may be granted as stand-alone awards or in tandem with other Awards made under the Plan. The term of each dividend equivalent right award shall be established by the Plan Administrator at the time of grant, but no such Award shall have a term in excess of ten (10) years.

C.           Entitlement.  Each dividend equivalent right shall represent the right to receive the economic equivalent of each dividend or distribution, whether in cash, securities or other property (other than shares of Common Stock), which is made per issued and outstanding share of Common Stock during the term the dividend equivalent right remains outstanding.  A special account on the books of the Corporation shall be maintained for each Participant to whom a dividend equivalent right is granted, and that account shall be credited per dividend equivalent right with each such dividend or distribution made per issued and outstanding share of Common Stock during the term of that dividend equivalent right remains outstanding.

D.           Timing of Payment.  Payment of the amounts credited to such book account may be made to the Participant either concurrently with the actual dividend or distribution made per issued and outstanding share of Common Stock or may be deferred for a period specified by the Plan Administrator at the time the dividend equivalent right is initially granted or (to the extent permitted by the Plan Administrator) designated by the Participant pursuant to a timely deferral election made in accordance with the requirements of Code Section 409A.

E.           Form of Payment.  Payment of the amounts due with respect to dividend equivalent rights may be made in (i) cash, (ii) shares of Common Stock or (iii) a combination of cash and shares of Common Stock, as determined by the Plan Administrator in its sole discretion and set forth in the Award Agreement.  If payment is to be made in the form of Common Stock, the number of shares of Common Stock into which the cash dividend or distribution amounts are to be converted for purposes of the Participant’s book account may be based on the Fair Market Value per share of Common Stock on the date of conversion, a prior date or an average of the Fair Market Value per share of Common Stock over a designated period, as determined by the Plan Administrator in its sole discretion.

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VIII.      EFFECT OF CHANGE IN CONTROL

A.           In the event of an actual Change in Control transaction, each option, stock appreciation right and restricted stock unit award outstanding at that time under the Plan but not otherwise fully vested shall automatically accelerate, immediately prior to the effective date of that Change in Control, as to all the shares of Common Stock at the time subject to such Award, unless (i) such Award is to be assumed  or substituted with an equivalent award by the successor corporation (or parent thereof) or is otherwise to continue in full force and effect pursuant to the terms of the Change in Control transaction or (ii) such Award is replaced with a cash retention program of the successor corporation that preserves the spread existing at the time of the Change in Control on the shares of Common Stock as to which the Award is not otherwise at that time vested and exercisable and provides for the subsequent vesting and payout of that spread in accordance with the same exercise/vesting schedule applicable to those shares but only if such replacement cash program does not result in the treatment of the Award as an item of deferred compensation subject to Code Section 409A, or (iii) the acceleration of such Award is subject to other limitations imposed by the Plan Administrator.

B.           All outstanding repurchase rights shall automatically terminate, and the shares of Common Stock subject to those terminated rights shall vest in full, immediately prior to the effective date of an actual Change in Control transaction, except to the extent (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) or are otherwise to continue in full force and effect pursuant to the terms of the Change in Control transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator.

C.           Immediately following the consummation of the Change in Control, all outstanding options, stock appreciation rights and restricted stock unit awards shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the terms of the Change in Control transaction.

D.           Each Award denominated in shares of Common Stock which is assumed in connection with a Change in Control or otherwise continued in effect shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of securities into which the shares of Common Stock subject to that Award would have been converted in consummation of such Change in Control had those shares actually been outstanding at that time. Appropriate adjustments to reflect such Change in Control shall also be made to (i) the exercise or base price or cash consideration payable per share in effect under each outstanding Award, provided the aggregate exercise or base price or cash consideration in effect for such securities shall remain the same, (ii) the maximum number and/or class of securities available for issuance over the remaining term of the Plan, (iii) the maximum number and/or class of securities for which any one person may be granted Common Stock-denominated Awards under the Plan per calendar year and (iv) the number and/or class of securities subject to the Corporation’s outstanding repurchase rights under the Plan and the repurchase price payable per share. To the extent the actual holders of the Corporation’s outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control, the successor corporation may, in connection with the assumption or continuation of the outstanding Awards under the Plan and subject to the Plan Administrator’s approval, substitute, for the securities underlying those assumed Awards, one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Change in Control transaction, provided such common stock is readily traded on an established U.S. securities exchange or market.

E.           The Plan Administrator shall have the discretionary authority to structure one or more outstanding Awards so that those Awards shall, immediately prior to the effective date of an actual Change in Control transaction, vest as to all the shares of Common Stock at the time subject to those Awards, whether or not those Awards are to be assumed in the Change in Control transaction or otherwise continued in effect. In addition, the Plan Administrator shall have the discretionary authority to structure one or more of the Corporation’s repurchase rights so that those rights shall terminate immediately prior to the effective date of an actual Change in Control transaction, and the shares subject to those terminated rights shall thereupon vest in full.

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F.           The Plan Administrator shall have full power and authority to structure one or more outstanding Awards so that those Awards shall vest as to all the shares of Common Stock at the time subject to those Awards in the event the Participant’s Service is subsequently terminated by reason of an Involuntary Termination within a designated period following the effective date of any Change in Control transaction in which those Awards do not otherwise vest on an accelerated basis. In addition, the Plan Administrator may structure one or more of the Corporation’s repurchase rights so that those rights shall immediately terminate with respect to any shares held by the Participant at the time of such Involuntary Termination, and the shares subject to those terminated repurchase rights shall accordingly vest in full at that time.

G.           The portion of any Incentive Option accelerated in connection with a Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar ($100,000) limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-statutory Option under the Federal tax laws.

H.           The Plan Administrator shall have the discretionary authority to structure one or more cash, performance unit and dividend equivalent right awards so that such Awards shall automatically vest in whole or in part immediately prior to the effective date of an actual Change in Control transaction or upon the subsequent termination of the Participant’s Service by reason of an Involuntary Termination within a designated period following the effective date of such Change in Control.

I.            The Plan Administrator’s authority under Paragraphs E, F and H of this Section VIII shall also extend to any Awards intended to qualify as performance-based compensation under Code Section 162(m), even though the automatic vesting of those Awards pursuant to Paragraphs E, F and H of this Section VIII may result in their loss of performance-based status under Code Section 162(m).

ARTICLE THREE

MISCELLANEOUS

I.           DEFERRED COMPENSATION

A.           The Plan Administrator may, in its sole discretion, structure one or more Awards (other than options and stock appreciation rights) so that the Participants may be provided with an election to defer the compensation associated with those Awards for federal income tax purposes. Any such deferral opportunity shall comply with all applicable requirements of Code Section 409A.

B.           To the extent the Corporation maintains one or more separate non-qualified deferred compensation arrangements which allow the participants the opportunity to make notional investments of their deferred account balances in shares of Common Stock, the Plan Administrator may authorize the share reserve under the Plan to serve as the source of any shares of Common Stock that become payable under those deferred compensation arrangements. In such event, the share reserve under the Plan shall be reduced on a share-for-one share basis for each share of Common Stock issued under the Plan in settlement of the deferred compensation owed under those separate arrangements.

II.          TAX WITHHOLDING

A.           The Corporation’s obligation to deliver shares of Common Stock upon the exercise, issuance or vesting of an Award under the Plan shall be subject to the satisfaction of all applicable income and employment tax withholding requirements.

B.           The Plan Administrator may, in its discretion, provide Participants to whom Awards are made under the Plan with the right to use shares of Common Stock in satisfaction of all or part of the Withholding Taxes to which such holders may become subject in connection with the exercise, issuance or vesting of those Awards or the issuance of shares of Common Stock thereunder. Such right may be provided to any such holder in either or both of the following formats:

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(i)           Stock Withholding: The election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the issuance, exercise or vesting of such Award or the issuance of shares of Common Stock thereunder, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the Withholding Taxes (not to exceed one hundred percent (100%)) designated by such individual. The shares of Common Stock so withheld shall not reduce the number of shares of Common Stock authorized for issuance under the Plan.

(ii)          Stock Delivery: The election to deliver to the Corporation, at the time of the issuance, exercise or vesting of such Award or the issuance of shares of Common Stock thereunder, one or more shares of Common Stock previously acquired by such individual (other than in connection with the exercise, share issuance or share vesting triggering the Withholding Taxes) with an aggregate Fair Market Value equal to the percentage of the Withholding Taxes (not to exceed one hundred percent (100%)) designated by the individual. The shares of Common Stock so delivered shall neither reduce the number of shares of Common Stock authorized for issuance under the Plan nor be added to the number of shares of Common Stock authorized for issuance under the Plan.

III.         SHARE ESCROW/LEGENDS

Unvested shares may, in the Plan Administrator’s discretion, be held in escrow by the Corporation until the Participant’s interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

IV.         EFFECTIVE DATE AND TERM OF THE PLAN

A.           The Plan became effective on the Plan Effective Date.  The Plan was amended and restated by the Board on March 25, 2010 to increase the share reserve by an additional Fifty Thousand (50,000) shares and such amendment and restatement was approved by the stockholders at the 2010 Annual Meeting.  The Plan was amended and restated by the Board on January 31, 2011 to increase the share reserve by One Hundred Eighteen Thousand Six Hundred Seventy-Eight (118,678) shares and to provide for an automatic share increase each calendar year commencing with the calendar year 2012 and ending with calendar year 2015, and such amendment and restatement was approved by the stockholders at the 2011 Annual Meeting. The Plan was amended and restated by the Board on December 23, 2013 to effect the following changes, subject to stockholder approval at the 2014 Annual Meeting: (i) increase the number of shares available for award under the Plan by One Million Five Hundred Thousand (1,500,000) shares, (ii) extend the term of the evergreen feature of Article I Section V.B. of the Plan through January 2018, (iii) increase the evergreen feature cap from 70,000 shares to 500,000 shares, beginning with the 2015 year evergreen increase, (iv) approve an increase to the number of shares that can be granted as incentive stock options under the 2008 Plan that corresponds to the foregoing increases in items (i)-(iii), and (v) approve technical modifications to the terms of the 2008 Plan, including changes designed to ensure that certain awards made under the 2008 Plan will qualify as "performance-based" compensation under Section 162(m) of the Code.

B.           The Plan shall terminate upon the earliest to occur of (i) September 22, 2018, (ii) the date on which all shares available for issuance under the Plan shall have been issued as fully vested shares or (iii) the termination of all outstanding Awards in connection with a Change in Control. Should the Plan terminate on September 22, 2018, then all Awards outstanding at that time shall continue to have force and effect in accordance with the provisions of the documents evidencing those Awards.

V.          AMENDMENT OF THE PLAN

A.           The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects, subject to stockholder approval to the extent required under applicable law or regulation or pursuant to the listing standards of the Stock Exchange on which the Common Stock is at the time primarily traded. However, no such amendment or modification shall adversely affect the rights and obligations with respect to Awards at the time outstanding under the Plan unless the Participant consents to such amendment or modification.

B.           The Compensation Committee shall have the discretionary authority to adopt and implement from time to time such addenda or subplans to the Plan as it may deem necessary in order to bring the Plan into compliance with applicable laws and regulations of any foreign jurisdictions in which Awards are to be made under the Plan and/or to obtain favorable tax treatment in those foreign jurisdictions for the individuals to whom the Awards are made.

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C.           Awards may be made under the Plan that involve shares of Common Stock in excess of the number of shares then available for issuance under the Plan, provided no shares shall actually be issued pursuant to those Awards until the number of shares of Common Stock available for issuance under the Plan is sufficiently increased by stockholder approval of an amendment of the Plan authorizing such increase. If such stockholder approval is not obtained within twelve (12) months after the date the first excess Award is made, then all Awards granted on the basis of such excess shares shall terminate and cease to be outstanding.

VI.         USE OF PROCEEDS

Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

VII.       REGULATORY APPROVALS

A.           The implementation of the Plan, the granting of any Award under the Plan and the issuance of any shares of Common Stock in connection with the issuance, exercise or vesting of any Award under the Plan shall be subject to the Corporation’s procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the Awards made under the Plan and the shares of Common Stock issuable pursuant to those Awards.

B.           No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of applicable securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any Stock Exchange on which Common Stock is then listed for trading.

VIII.      NO EMPLOYMENT/SERVICE RIGHTS

Nothing in the Plan shall confer upon the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Participant, which rights are hereby expressly reserved by each, to terminate such person’s Service at any time for any reason, with or without cause.

APPENDIX

The following definitions shall be in effect under the Plan:

A.           Award shall mean any of the following awards authorized for issuance or grant under the Plan: options, stock appreciation rights, stock awards, restricted stock units, performance units, dividend equivalent rights and cash incentive awards.

B.           Award Agreement shall mean the written agreement(s) between the Corporation and the Participant evidencing a particular Award made to that individual under the Plan, as such agreement(s) may be in effect from time to time.

C.           Board shall mean the Corporation’s Board of Directors.

D.           Change in Control shall, with respect to each Award made under the Plan, be defined in accordance with the following provisions:

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(i)           Change in Control shall have the meaning assigned to such term in the Award Agreement for the particular Award or in any other agreement incorporated by reference into the Award Agreement for purposes of defining such term.

(ii)           In the absence of any other Change in Control definition in the Award Agreement (or in any other agreement incorporated by reference into the Award Agreement), Change in Control shall mean a change in ownership or control of the Corporation effected through any of the following transactions:

a.            a merger, consolidation or other reorganization approved by the Corporation’s stockholders, unless securities representing more than fifty percent (50%) of the total combined voting power of the voting securities of the successor corporation are immediately thereafter beneficially owned, directly or indirectly and in substantially the same proportion, by the persons who beneficially owned the Corporation’s outstanding voting securities immediately prior to such transaction,

b.            a sale, transfer or other disposition of all or substantially all of the Corporation’s assets, or

c.             the closing of any transaction or series of related transactions pursuant to which any person or any group of persons comprising a “group” within the meaning of Rule 13d-5(b)(1) of the 1934 Act (other than the Corporation or a person that, prior to such transaction or series of related transactions, directly or indirectly controls, is controlled by or is under common control with, the Corporation) becomes directly or indirectly (whether as a result of a single acquisition or by reason of one or more acquisitions within the twelve (12)-month period ending with the most recent acquisition) the beneficial owner (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing (or convertible into or exercisable for securities possessing) fifty percent (50%) or more of the total combined voting power of the Corporation’s securities (as measured in terms of the power to vote with respect to the election of Board members) outstanding immediately after the consummation of such transaction or series of related transactions, whether such transaction involves a direct issuance from the Corporation or the acquisition of outstanding securities held by one or more of the Corporation’s existing stockholders.

d.            a change in the composition of the Board over a period of twelve (12) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

E.           Code shall mean the Internal Revenue Code of 1986, as amended.

F.           Common Stock shall mean the Corporation’s Common Stock.

G.           Compensation Committee shall mean the Compensation Committee of the Board comprised of two (2) or more non-employee Board members.

H.           Corporation shall mean Senesco Technologies, Inc., a Delaware corporation, and any corporate successor to all or substantially all of the assets or voting stock of Senesco Technologies, Inc. which has by appropriate action assumed the Plan.

I.            Employee shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary, whether now existing or subsequently established), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

J.            Exercise Date shall mean the date on which the Corporation shall have received written notice of the option exercise.

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K.           Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

(i)      If the Common Stock is at the time listed on any Stock Exchange, per share of Common Stock on any relevant date shall be the closing selling price per share of Common Stock at the close of regular hours trading (i.e., before after-hours trading begins) on date on question on the Stock Exchange serving as the primary market for the Common Stock, as such price is reported by the National Association of Securities Dealers (if primarily traded on the Nasdaq Global or Global Select Market) or as officially quoted in the composite tape of transactions on any other Stock Exchange on which the Common Stock is then primarily traded. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(ii)     If the Common Stock is at the time quoted on a national or regional securities exchange or market system (including over-the-counter markets and the Nasdaq Capital Market) determined by the Plan Administrator to be the primary market for the Common Stock, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is officially reported by such exchange or market system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price of a share of Common Stock on the last preceding date for which such quotation exists.

L.           Good Reason shall, with respect to each Award made under the Plan, be defined in accordance with the following provisions:

(i)           Good Reason shall have the meaning assigned to such term in the Award Agreement for the particular Award or in any other agreement incorporated by reference into the Award Agreement for purposes of defining such term.

(ii)          In the absence of any other Good Reason definition in the Award Agreement (or in any other agreement incorporated by reference into the Award Agreement), Good Reason shall mean an individual’s voluntary resignation following (A) a change in his or her position with the Corporation (or any Parent or Subsidiary) which materially reduces his or her duties, responsibilities or authority, (B) a material diminution in the duties, responsibilities or authority of the person to whom such individual reports, (C) a material reduction in such individual’s level of base compensation, with a reduction of more than fifteen percent (15%) to be deemed material for such purpose, or (D) a material relocation of such individual’s place of employment, with a relocation of more than fifty (50) miles to be deemed material for such purpose, provided, however, that a resignation for Good Reason may be effected only after (i) the individual provides written notice to the Corporation of the event or transaction constituting grounds for such resignation within sixty (60) days after the occurrence of that event or transaction and (ii) the Corporation fails to take the requisite remedial action with respect to such event or transaction within thirty (30) days after receipt of such notice.

M.          Incentive Option shall mean an option which satisfies the requirements of Code Section 422.

N.           Involuntary Termination shall, with respect to each Award made under the Plan, be defined in accordance with the following provisions:

(i)           Involuntary Termination shall have the meaning assigned to such term in the Award Agreement for the particular Award or in any other agreement incorporated by reference into the Award Agreement for purposes of defining such term.

(ii)          In the absence of any other Involuntary Termination definition in the Award Agreement (or in any other agreement incorporated by reference into the Award Agreement), Involuntary Termination shall mean such individual’s involuntary dismissal or discharge by the Corporation (or any Parent or Subsidiary) for reasons other than Misconduct, or such individual’s voluntary resignation for Good Reason.

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O.           Misconduct shall, with respect to each Award made under the Plan, be defined in accordance with the following provisions:

(i)           Misconduct shall have the meaning assigned to such term in the Award Agreement for the particular Award or in any other agreement incorporated by reference into the Award Agreement for purposes of defining such term.

(ii)          In the absence of any other Misconduct definition in the Award Agreement for a particular Award (or in any other agreement incorporated by reference into the Award Agreement), Misconduct shall mean the commission of any act of fraud, embezzlement or dishonesty by the Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not in any way preclude or restrict the right of the Corporation (or any Parent or Subsidiary) to discharge or dismiss any Participant or other person in the Service of the Corporation (or any Parent or Subsidiary) for any other acts or omissions, but such other acts or omissions shall not be deemed, for purposes of the Plan, to constitute grounds for termination for Misconduct.

P.           1934 Act shall mean the Securities Exchange Act of 1934, as amended.

Q.           Non-Statutory Option shall mean an option not intended to satisfy the requirements of Code Section 422.

R.           Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

S.           Participant shall mean any person who is granted an Award under the Plan.

T.           Performance Goals shall mean any of the following performance criteria upon which the vesting of one or more Awards under the Plan may be based: (i) pre-tax or after-tax earnings, profit or net income, (ii) revenue or revenue growth, (iii) earnings per share, (iv) return on assets, capital or stockholder equity, (v) total stockholder return, (vi) gross or net profit margin, (vii) cash flow, (viii) earnings or operating income before interest, taxes, depreciation, amortization and/or charges for stock-based compensation, (ix) market share, (x) increases in customer base, (xi) operating income, net operating income or net operating income after recorded tax expense; (xii) operating profit, net operating profit or net operating profit after recorded tax expense, (xiii) operating margin, (xiv) cost reductions or other expense control objectives, (xv) market price of the Common Stock, whether measured in absolute terms or in relationship to earnings or operating income, (xvi) budget objectives and research and development milestones, (xvii) working capital, (xviii) mergers, acquisitions or divestitures or (xix) measures of customer satisfaction. Each performance criteria may be based upon the attainment of specified levels of the Corporation’s performance under one or more of the measures described above relative to the performance of other entities and may also be based on the performance of any of the Corporation’s business units or divisions or any Parent or Subsidiary. Each applicable Performance Goal may include a minimum threshold level of performance below which no Award will be earned, levels of performance at which specified portions of an Award will be earned and a maximum level of performance at which an Award will be fully earned. Each applicable Performance Goal may be structured at the time of the Award to provide for appropriate adjustment for one or more of the following items: (A) asset impairments or write-downs; (B) litigation judgments or claim settlements; (C) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results; (D) accruals for reorganization and restructuring programs; (E) any extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Corporation’s annual report to shareholders for the applicable year; (F) the operations of any business acquired by the Corporation or any Parent or Subsidiary or of any joint venture in which the Corporation or any Parent or Subsidiary participates; (G) the divestiture of one or more business operations or the assets thereof; or (H) the costs incurred in connection with such acquisitions or divestitures.

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U.           Permanent Disability or Permanently Disabled shall, with respect to each Award made under the Plan, be defined in accordance with the following provisions:

(i)           Permanent Disability or Permanently Disabled shall have the meaning assigned to such term in the Award Agreement for the particular Award or in any other agreement incorporated by reference into the Award Agreement for purposes of defining such term.

(ii)          In the absence of any other definition of Permanent Disability or Permanently Disabled in the Award Agreement for a particular Award (or in any other agreement incorporated by reference into the Award Agreement), Permanent Disability or Permanently Disabled shall mean the inability of the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

V.           Plan shall mean the Corporation’s 2008 Incentive Compensation Plan, as set forth in this document.

W.         Plan Administrator shall mean the particular entity or individual, whether the Compensation Committee (or subcommittee thereof), the Board, the Secondary Board Committee or executive officer authorized to administer the Plan with respect to one or more classes of eligible persons, to the extent such entity or individual is carrying out its administrative functions under the Plan with respect to the persons under the jurisdiction of such entity or individual.

X.           Plan Effective Date shall mean December 18, 2008, the date upon which the Plan was approved by the Corporation’s stockholders.

Y.           Predecessor Plan shall mean the Corporation’s 1998 Stock Incentive Plan in effect immediately prior to the Plan Effective Date hereunder.

Z.           Secondary Board Committee shall mean a committee of one or more Board members appointed by the Board to administer the Plan with respect to eligible persons other than Section 16 Insiders.

AA.       Section 16 Insider shall mean an officer or director of the Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

BB.        Service shall, with respect to each Award made under the Plan, be defined in accordance with the following provisions:

(i)           Service shall have the meaning assigned to such term in the Award Agreement for the particular Award or in any other agreement incorporated by reference into the Award Agreement for purposes of defining such term.

(ii)          In the absence of any other definition of Service in the Award Agreement for a particular Award (or in any other agreement incorporated by reference into the Award Agreement), Service shall mean the performance of services for the Corporation (or any Parent or Subsidiary, whether now existing or subsequently established) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant or stock issuance. For purposes of this particular definition of Service, a Participant shall be deemed to cease Service immediately upon the occurrence of the either of the following events: (i) the Participant no longer performs services in any of the foregoing capacities for the Corporation or any Parent or Subsidiary or (ii) the entity for which the Participant is performing such services ceases to remain a Parent or Subsidiary of the Corporation, even though the Participant may subsequently continue to perform services for that entity.

(iii)         Service shall not be deemed to cease during a period of military leave, sick leave or other personal leave approved by the Corporation; provided, however, that should such leave of absence exceed three (3) months, then for purposes of determining the period within which an Incentive Option may be exercised as such under the federal tax laws, the Participant’s Service shall be deemed to cease on the first day immediately following the expiration of such three (3)-month period, unless Participant is provided with the right to return to Service following such leave either by statute or by written contract. Except to the extent otherwise required by law or expressly authorized by the Plan Administrator or by the Corporation’s written policy on leaves of absence, no Service credit shall be given for vesting purposes for any period the Participant is on a leave of absence.

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CC.        Stock Exchange shall mean the American Stock Exchange, the Nasdaq Global or Global Select Market or the New York Stock Exchange.

DD.        Subsidiary shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

EE.         10% Stockholder shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

FF.         Withholding Taxes shall mean the applicable federal, state and foreign income and employment withholding taxes and other payments to which the holder of an Award under the Plan may become subject in connection with the issuance, exercise or vesting of that Award or the issuance of shares of Common Stock thereunder.

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VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. Even if you consent to recieve or access proxy materials electronically in future years, the Company may still decide to send such proxy materials via mail if it deems fit.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01 Harlan W. Waksal, M.D.
02 David Rector
03 Jack Van Hulst
04 John N. Braca
05 Christopher Forbes
06 Warren J. Isabelle
07 Thomas C. Quick
08 Rudolf Stalder
09 Leslie J. Browne, Ph.D.
10 John E. Thompson, Ph.D.

The Board of Directors recommends you vote FOR proposals 2 and 3.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000190165_1 R1.0.0.51160

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is/are available at www.proxyvote.com .

SENESCO TECHNOLOGIES, INC.
Annual Meeting of Stockholders
February 11, 2014 10:00 AM
This proxy is solicited by the Board of Directors

The undersigned hereby constitutes and appoints Leslie J. Browne, Ph.D. and Joel Brooks, and each of them, his or her true and lawful agent and proxy with full power of substitution in each, to represent and to vote on behalf of the undersigned all of the shares of Senesco Technologies, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the New York offices of Morgan, Lewis & Bockius LLP at 101 Park Avenue, New York, NY 10178 on February 11, 2014, at 10:00 A.M, and at any adjournment or adjournments thereof, upon the following proposals more fully described in the Notice of Annual Meeting of Stockholders and Proxy Statement for the Meeting (receipt of which is hereby acknowledged).

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR proposals 1, 2, and 3.

0000190165_2 R1.0.0.51160

Continued and to be signed on reverse side